UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period :	October 1, 2015 — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9 | 30 | 16

Asset Allocation Funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam
Dynamic Asset Allocation
Balanced Fund

Annual report
9 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	22

Federal tax information	112

About the Trustees	113

Officers	115

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

November 10, 2016

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

A diversified portfolio pursuing a balance of growth and income

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund's target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

James A. Fetch
Co-head of Global Asset Allocation
Industry since 1994
At Putnam since 1994

Robert J. Kea, CFA
Co-head of Global Asset Allocation
Industry since 1988
At Putnam since 1989

Robert J. Schoen
Co-head of Global Asset Allocation
Industry since 1990
At Putnam since 1997

Jason R. Vaillancourt, CFA
Co-head of Global Asset Allocation
Industry since 1993
At Putnam since 2000

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

CUMULATIVE RETURNS: 12/31/99–9/30/16

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
125%
100%
75%
50%
25%
0%
-25%
-50%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
12/15
9/16

Note: 25/75 → 25% S&P 500 Index, 75% Bloomberg Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

2 Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/16. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 16.

4 Dynamic Asset Allocation Balanced Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA
Portfolio Manager

Bob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

How would you describe the global investment environment during the 12-month reporting period ended September 30, 2016?

The annual period began with a rally just after the market drop that occurred in August and September 2015, when the Chinese government unexpectedly devalued the yuan, China’s currency, sending global markets into a downward spiral. In October 2015, markets recovered substantially. In December, the U.S. Federal Reserve, after much anticipation, approved a quarter-point increase in its target funds rate.

Then, in January, the market began to retreat again partially due to concerns about China, a global economic slowdown, and falling oil prices. Crude oil prices reached a 13-year low in February 2016. Concerns about a global recession, weakening demand for natural resources from emerging markets, and high levels of global oil inventories brought down the price of oil. Fortunately, the second half of the period saw a rebound in the price of oil as global-demand growth and the market recovered in tandem.

Dynamic Asset Allocation Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Balanced Fund

In June, the United Kingdom surprised the world when voters approved Brexit, the referendum to depart the European Union [EU]. Stocks plummeted following the vote, then experienced a strong recovery during the summer that turned the vote into an almost non-event for the markets. Most asset classes fully recovered, with the exception of the British pound. The July–September time frame was characterized by low volatility and low trading volumes. Markets generally were quiet, without many days having significant swings either up or down.

In the wake of Brexit, central banks around the world communicated that they would remain accommodative and stimulative. The Fed, after citing signs of weakness in the U.S. economy and overseas concerns, decided not to raise rates again during the period. At its September 2016 meeting, however, the Fed indicated that a rate hike could occur at the central bank’s December 2016 meeting. Also of note during the period was the U.S. presidential election campaign season, with its two very different candidates. This divisive campaign season at times held back stock performance, to a degree, as the market does not typically perform well during times of uncertainty.

How did Putnam Dynamic Asset Allocation Balanced Fund perform for the 12-month period ended September 30, 2016?

Putnam Dynamic Asset Allocation Balanced Fund performed in line with our general expectations given its strategic equity and fixed-income allocation. The fund finished the 12-month period in positive territory. The continued strength of equity markets during the period had a meaningful impact on the performance of the fund. Fixed-income assets also delivered positive returns for the period, with both investment-grade and high-yield bonds ending higher. On a relative basis, the Balanced Fund did, however, underperform both of its custom benchmarks.

What was the fund’s asset allocation strategy during the period, and how did it affect the fund’s performance?

We maintained a cautious view toward the markets, given our expectations for heightened volatility. Thus, we continued to keep the fund’s asset class allocations fairly close to neutral during the period relative to the allocations represented in the secondary benchmark, the Putnam Balanced Blended Benchmark.

Our active implementation strategies were the primary reason Putnam Dynamic Asset Allocation Balanced Fund slightly underperformed its custom benchmark during the reporting period. Our security selection in U.S. large-cap equities was one area of weakness. We employed a quantitative-selection strategy in that asset class to identify what we believed would be solid performers. Large-cap equity weakness was partially offset by strength in international equity selection, where our core international positions performed well.

As of period-end, our expectations for heightened market volatility remained and have tilted us toward taking a more tactical approach to managing the fund. Entering the fourth quarter of 2016, we continue to believe that active management of the individual securities within the asset classes will yield better results.

How did bond markets perform in this environment?

Fixed-income markets finished generally positive, with credit-sensitive fixed income meaningfully outperforming rate-sensitive fixed income during the period. Global interest rates remained low, and rate-sensitive bonds both in the United States and across the globe delivered positive returns for investors. The benchmark Bloomberg Barclays U.S. Aggregate Bond Index was up 5.19% at period-end.

With government and investment-grade yields relatively low, global demand for higher-yielding fixed income helped drive performance of more credit-sensitive issues, including high-yield bonds. For the 12-month

Dynamic Asset Allocation Balanced Fund 7

period, the JPMorgan Developed High Yield Index posted a gain of 12.4%.

Helping to offset the weakness in large-cap equity selection, fixed-income security selection added significant value, with a structured credit strategy that primarily focused on the securitized mortgage market performing particularly well.

How did you use derivatives during the period?

We use a variety of derivatives in order to help mitigate volatility and, in some cases, to enhance fund performance. Futures contracts were used in an effort to manage exposure to market risk, hedge interest-rate risks, gain exposure to interest rates, and equitize cash.

What is your outlook?

We believe we will continue to see incremental positive growth in the United States. Compared with much of the rest of the world, I believe the U.S. economy stands out as particularly healthy. While certainly not booming, gross domestic product growth rates of late indicate a steadily recovering economy, in our view. In the fourth quarter, we will be looking for better earnings expectations given current valuations in the stock market. The November 8 U.S. presidential election, ongoing negotiations between the United Kingdom and EU, and continued uncertainty in energy markets are a few situations we believe could introduce volatility into both equity and fixed-income markets in the final months of 2016.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8 Dynamic Asset Allocation Balanced Fund

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

IN THE NEWS

In its October World Economic Outlook, the International Monetary Fund (IMF) projected that global growth will decelerate to 3.1% in 2016 before bouncing back to 3.4% next year. The Washington-based IMF shaved 0.1% off its 2016 and 2017 forecasts relative to its April Outlook, citing “weaker-than-expected” growth in the United States in the first half of 2016 and downside risk associated with Brexit, the United Kingdom’s decision to depart the European Union, as factors affecting this subdued outlook. Although the initial market reaction to Brexit was “contained,” the U.K. referendum is eventually “expected to have negative macroeconomic consequences, especially in the United Kingdom,” the report states. The IMF slashed its 2016 growth rate for advanced economies to 1.6%. Emerging markets and developing economies, meanwhile, will “strengthen slightly” this year to 4.2% after five straight years of declines, as projected by the IMF. While the IMF’s outlook for these developing economies is “uneven,” they account for more than 75% of projected world growth in 2016, according to the IMF, benefiting from low interest rates in advanced economies, stabilizing commodity prices, and diminishing concerns about China’s short-term economic prospects.

Dynamic Asset Allocation Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/16

	Annual average		Annual		Annual		Annual
	Life of fund	10 years	average	5 years	average	3 years	average	1 year

Class A (2/7/94)

Before sales charge	6.94%	70.84%	5.50%	67.46%	10.86%	22.83%	7.10%	8.06%

After sales charge	6.66	61.01	4.88	57.83	9.56	15.77	5.00	1.85

Class B (2/11/94)

Before CDSC	6.65	61.14	4.89	61.29	10.03	19.99	6.26	7.20

After CDSC	6.65	61.14	4.89	59.29	9.76	16.99	5.37	2.20

Class C (9/1/94)

Before CDSC	6.11	58.50	4.71	61.15	10.01	20.03	6.28	7.19

After CDSC	6.11	58.50	4.71	61.15	10.01	20.03	6.28	6.19

Class M (2/6/95)

Before sales charge	6.42	62.50	4.97	63.25	10.30	20.96	6.55	7.52

After sales charge	6.25	56.81	4.60	57.54	9.52	16.72	5.29	3.76

Class P (8/31/16)

Net asset value	7.20	75.06	5.76	69.59	11.14	23.73	7.36	8.33

Class R (1/21/03)

Net asset value	6.65	66.45	5.23	65.25	10.57	21.79	6.79	7.75

Class R5 (7/2/12)

Net asset value	7.20	75.03	5.76	69.56	11.14	23.69	7.34	8.28

Class R6 (7/2/12)

Net asset value	7.22	75.97	5.81	70.47	11.26	24.19	7.49	8.44

Class Y (7/5/94)

Net asset value	7.20	75.11	5.76	69.64	11.15	23.77	7.37	8.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Dynamic Asset Allocation Balanced Fund

Comparative index returns For periods ended 9/30/16

	Annual average		Annual		Annual		Annual
	Life of fund	10 years	average	5 years	average	3 years	average	1 year

Russell 3000 Index	9.11%	103.63%	7.37%	113.28%	16.36%	34.71%	10.44%	14.96%

Putnam Balanced
Blended Benchmark	—*	83.90	6.28	64.47	10.46	22.70	7.06	10.71

Lipper Mixed-Asset
Target Allocation
Moderate Funds	6.78	59.50	4.73	48.74	8.21	15.19	4.79	8.91
category average†

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/16, there were 567, 513, 441, 329, and 33 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,114 and $15,850, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,681. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $17,506, $16,645, $17,503, $17,597, and $17,511, respectively.

Dynamic Asset Allocation Balanced Fund 11

Fund price and distribution information For the 12-month period ended 9/30/16

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		1	4	4	4	4

Income	$0.2196		$0.1166	$0.1246	$0.1486		$0.0550	$0.1936	$0.2596	$0.2706	$0.2506

Capital gains
Long-term gains	0.6120		0.6120	0.6120	0.6120		—	0.6120	0.6120	0.6120	0.6120
Short-term gains	0.1244		0.1244	0.1244	0.1244		—	0.1244	0.1244	0.1244	0.1244

Total	$0.9560		$0.8530	$0.8610	$0.8850		$0.0550	$0.9300	$0.9960	$1.0070	$0.9870

	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value

9/30/15	$13.90	$14.75	$13.85	$13.58	$13.87	$14.37	—	$13.81	$13.93	$13.93	$13.92

8/31/16*	—	—	—	—	—	—	$14.07	—	—	—	—

9/30/16	14.02	14.88	13.96	13.66	13.99	14.50	14.05	13.91	14.04	14.05	14.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class P shares.

12 Dynamic Asset Allocation Balanced Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/15	0.99%	1.74%	1.74%	1.49%	0.60%*	1.24%	0.74%	0.64%	0.74%

Annualized expense ratio for the
six-month period ended 9/30/16†	1.01%	1.76%	1.76%	1.51%	0.60%	1.26%	0.74%	0.64%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

† Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the commencement of operations of the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 4/1/16 to 9/30/16. For a new class, the expenses shown are for the period from the commencement of operations of the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P‡	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.18	$9.00	$9.00	$7.73	$0.51	$6.45	$3.79	$3.28	$3.90

Ending value (after expenses)	$1,050.50	$1,046.00	$1,045.60	$1,047.90	$1,002.50	$1,048.30	$1,051.10	$1,052.40	$1,052.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16, or in the case of a new class, the average net assets of the class from the commencement of operations for the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 4/1/16 to 9/30/16, they would have been higher.

Dynamic Asset Allocation Balanced Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/16, use the following calculation method. To find the value of your investment on 4/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.10	$8.87	$8.87	$7.62	$3.03	$6.36	$3.74	$3.23	$3.84

Ending value (after expenses)	$1,019.95	$1,016.20	$1,016.20	$1,017.45	$1,022.00	$1,018.70	$1,021.30	$1,021.80	$1,021.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16, or in the case of a new class, the average net assets of the class from the commencement of operations for the class to 9/30/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Asset Allocation Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Dynamic Asset Allocation Balanced Fund 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Dynamic Asset Allocation Balanced Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Balanced Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management

18 Dynamic Asset Allocation Balanced Fund

arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

Dynamic Asset Allocation Balanced Fund 19

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds

20 Dynamic Asset Allocation Balanced Fund

with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

The Trustees noted that your fund’s performance was in the top decile of its Lipper peer group for each of the one-year, three-year and five-year periods ended December 31, 2015. Over the one-year, three-year and five-year periods ended December 31, 2015, there were 569, 516 and 438 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Dynamic Asset Allocation Balanced Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Dynamic Asset Allocation Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Balanced Fund (the “fund”) at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2016

Dynamic Asset Allocation Balanced Fund 23

The fund’s portfolio 9/30/16

COMMON STOCKS (50.8%)*	Shares	Value

Basic materials (1.4%)

Adecoagro SA (Argentina) †	17,500	$199,675

Akzo Nobel NV (Netherlands)	11,533	781,092

Albemarle Corp.	2,900	247,921

Asahi Kasei Corp. (Japan)	72,000	573,698

Ashland Global Holdings, Inc.	434	50,322

BASF SE (Germany)	28,899	2,470,810

Bemis Co., Inc.	1,169	59,631

BHP Billiton, Ltd. (Australia)	41,150	711,897

Boliden AB (Sweden)	44,688	1,050,159

Cabot Corp.	13,200	691,812

Celanese Corp. Ser. A	33,300	2,216,448

CIMIC Group, Ltd. (Australia)	4,303	95,147

Compagnie De Saint-Gobain (France)	4,591	198,401

Covestro AG (Germany)	13,473	796,549

CRH PLC (Ireland)	6,590	220,347

Daicel Corp. (Japan)	15,600	197,767

Dow Chemical Co. (The)	4,300	222,869

Ems-Chemie Holding AG (Switzerland)	631	338,720

Evonik Industries AG (Germany)	25,600	865,464

Fortescue Metals Group, Ltd. (Australia)	75,294	286,866

Fresnillo PLC (Mexico)	10,864	255,436

Glencore PLC (United Kingdom) †	51,835	142,535

Graphic Packaging Holding Co.	127,900	1,789,321

Hitachi Chemical Co., Ltd. (Japan)	19,600	449,236

Hitachi Metals, Ltd. (Japan)	9,000	109,994

JFE Holdings, Inc. (Japan)	24,200	352,851

Kumagai Gumi Co., Ltd. (Japan)	159,000	411,021

Kuraray Co., Ltd. (Japan)	24,400	362,170

LafargeHolcim, Ltd. (Switzerland)	7,472	403,788

LANXESS AG (Germany)	3,785	235,129

Mitsubishi Gas Chemical Co., Inc. (Japan)	19,000	271,702

Mitsubishi Materials Corp. (Japan)	5,700	155,786

Monsanto Co.	2,300	235,060

Newcrest Mining, Ltd. (Australia) †	5,127	85,175

Newmont Mining Corp.	173,300	6,808,957

Nippon Steel & Sumitomo Metal Corp. (Japan)	6,100	125,257

Northern Star Resources, Ltd. (Australia)	41,067	143,037

Reliance Steel & Aluminum Co.	24,198	1,742,982

Rio Tinto PLC (United Kingdom)	8,713	290,747

Salmar ASA (Norway)	5,375	164,048

Sherwin-Williams Co. (The)	604	167,103

Sika AG (Switzerland)	99	481,396

Skanska AB (Sweden)	40,270	940,234

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,500	40,350

Sonoco Products Co.	1,047	55,313

Steel Dynamics, Inc.	47,900	1,197,021

Stora Enso OYJ Class R (Finland)	69,920	620,895

Taisei Corp. (Japan)	38,000	284,486

24 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value

Basic materials cont.

UPM-Kymmene OYJ (Finland)	49,061	$1,036,118

voestalpine AG (Austria)	8,812	304,888

W.R. Grace & Co.	14,700	1,084,860

Yara International ASA (Norway)	25,797	857,039

		33,879,530

Capital goods (3.2%)

ABB, Ltd. (Switzerland)	2,314	51,949

ACS Actividades de Construccion y Servicios SA (Spain)	32,774	990,368

Airbus Group SE (France)	10,967	663,297

Allegion PLC (Ireland)	26,600	1,833,006

Allison Transmission Holdings, Inc.	175,609	5,036,466

AO Smith Corp.	18,800	1,857,252

Avery Dennison Corp.	2,332	181,406

BAE Systems PLC (United Kingdom)	40,014	271,768

Berry Plastics Group, Inc. †	36,970	1,621,135

BWX Technologies, Inc.	36,286	1,392,294

Carlisle Cos., Inc.	12,781	1,310,947

Crane Co.	8,800	554,488

Crown Holdings, Inc. †	143,436	8,188,761

Fluor Corp.	27,500	1,411,300

General Dynamics Corp.	1,524	236,464

GKN PLC (United Kingdom)	36,167	150,150

Hitachi High-Technologies Corp. (Japan)	600	23,916

Honeywell International, Inc.	42,129	4,911,820

Ingersoll-Rand PLC	59,600	4,049,224

Jacobs Engineering Group, Inc. †	22,300	1,153,356

Johnson Controls International PLC	6,971	324,361

KBR, Inc.	39,300	594,609

KION Group AG (Germany)	3,081	199,425

Komatsu, Ltd. (Japan)	5,300	121,445

Kone OYJ Class B (Finland)	3,066	155,574

Kyudenko Corp. (Japan)	9,800	358,838

Leoni AG (Germany)	3,006	109,475

MAN SE (Germany)	2,610	275,133

Mitsubishi Electric Corp. (Japan)	63,000	806,558

Mobileye NV (Israel) † S	6,000	255,420

Northrop Grumman Corp.	41,416	8,860,953

NSK, Ltd. (Japan)	45,900	471,025

OSRAM Licht AG (Germany)	10,164	596,690

Quanta Services, Inc. †	136,300	3,815,037

Raytheon Co.	67,738	9,221,174

Rexel SA (France)	10,282	157,604

Schindler Holding AG (Switzerland)	1,391	262,880

Schindler Holding AG Cert. Part. (Switzerland)	1,398	262,188

Sumitomo Heavy Industries, Ltd. (Japan)	34,000	167,531

Sweco AB Class B (Sweden)	6,859	141,357

Thales SA (France)	12,569	1,157,648

Vinci SA (France)	35,720	2,733,386

Waste Management, Inc.	82,993	5,291,634

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (50.8%)* cont.	Shares	Value

Capital goods cont.

Xinyi Glass Holdings, Ltd. (Hong Kong)	108,000	$98,514

Xylem, Inc.	42,300	2,218,635

		74,546,461

Communication services (1.9%)

ACC Claims Holding, LLC Class A (Units) F	221,940	1,332

AT&T, Inc.	4,508	183,070

BCE, Inc. (Canada)	10,546	487,048

BT Group PLC (United Kingdom)	131,719	664,215

Cellnex Telecom, SA 144A (Spain)	18,637	337,067

Com Hem Holding AB (Sweden)	55,391	512,019

Comcast Corp. Class A	2,884	191,325

Eutelsat Communications SA (France)	5,998	124,179

Juniper Networks, Inc.	310,799	7,477,824

KDDI Corp. (Japan)	32,600	1,003,186

Liberty Global PLC Ser. C (United Kingdom) †	6,100	201,544

NICE, Ltd. (Israel)	4,782	320,255

Nippon Telegraph & Telephone Corp. (Japan)	61,900	2,826,997

NTT DoCoMo, Inc. (Japan)	46,300	1,173,905

Orange SA (France)	41,707	652,642

PCCW, Ltd. (Hong Kong)	821,000	504,644

Safaricom, Ltd. (Kenya)	728,000	143,013

SFR Group SA (France)	9,783	288,041

Sky PLC (United Kingdom)	19,784	229,249

Spark New Zealand, Ltd. (New Zealand)	114,590	301,327

Telecom Italia SpA RSP (Italy)	570,623	387,169

Telenor ASA (Norway)	30,211	518,091

Telstra Corp., Ltd. (Australia)	277,619	1,102,605

Verizon Communications, Inc.	434,591	22,590,040

Vodafone Group PLC (United Kingdom)	408,419	1,173,883

		43,394,670

Conglomerates (0.2%)

Mitsubishi Corp. (Japan)	19,800	450,073

Orkla ASA (Norway)	59,755	617,387

Siemens AG (Germany)	24,662	2,886,761

		3,954,221

Consumer cyclicals (8.0%)

Adidas AG (Germany)	709	123,052

Amazon.com, Inc. †	24,651	20,640,529

Aramark	850	32,326

Aristocrat Leisure, Ltd. (Australia)	40,502	491,326

Automatic Data Processing, Inc.	4,691	413,746

AutoZone, Inc. †	430	330,386

Basso Industry Corp. (Taiwan)	90,000	287,131

Berkeley Group Holdings PLC (The) (United Kingdom)	5,922	198,036

Boral, Ltd. (Australia)	71,946	372,924

Brambles, Ltd. (Australia)	103,974	956,058

Bridgestone Corp. (Japan)	8,100	298,748

Carter’s, Inc.	48,613	4,215,233

CBS Corp. Class B (non-voting shares)	3,073	168,216

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value

Consumer cyclicals cont.

Christian Dior SE (France)	4,664	$835,931

Cie Generale des Etablissements Michelin (France)	6,722	743,487

Clorox Co. (The)	43,633	5,461,979

Compass Group PLC (United Kingdom)	122,219	2,368,291

Continental AG (Germany)	1,282	269,521

Cox & Kings, Ltd. (India) †	80,414	267,892

Criteo SA ADR (France) † S	6,600	231,726

Dai Nippon Printing Co., Ltd. (Japan)	129,000	1,264,163

Daito Trust Construction Co., Ltd. (Japan)	4,100	655,236

Dalata Hotel Group PLC (Ireland) †	126,888	584,412

Discovery Communications, Inc. Class A † S	421,000	11,333,320

Dollar General Corp.	4,457	311,945

Electrolux AB Ser. B (Sweden)	21,799	546,576

Euronet Worldwide, Inc. †	14,500	1,186,535

Experian PLC (United Kingdom)	18,997	380,178

Fiat Chrysler Automobiles NV (Italy)	187,103	1,187,529

Flight Centre Travel Group, Ltd. (Australia)	16,738	468,799

Fuji Heavy Industries, Ltd. (Japan)	15,700	589,603

Global Mediacom Tbk PT (Indonesia)	3,289,800	224,997

Global Payments, Inc.	9,800	752,248

Hakuhodo DY Holdings, Inc. (Japan)	13,500	157,640

Harvey Norman Holdings, Ltd. (Australia)	244,065	974,132

Hasbro, Inc.	2,123	168,418

Hino Motors, Ltd. (Japan)	16,700	178,790

Home Depot, Inc. (The)	120,767	15,540,298

Howard Hughes Corp. (The) †	3,800	435,100

Hyatt Hotels Corp. Class A † S	11,873	584,389

Industrivarden AB Class A (Sweden)	27,067	539,207

International Game Technology PLC	35,200	858,176

Interpublic Group of Cos., Inc. (The)	168,783	3,772,300

ISS A/S (Denmark)	7,029	291,748

ITV PLC (United Kingdom)	117,389	284,832

John Wiley & Sons, Inc. Class A	8,573	442,453

KAR Auction Services, Inc.	66,600	2,874,456

Kia Motors Corp. (South Korea)	11,961	459,768

Kimberly-Clark Corp.	52,866	6,668,517

Kingfisher PLC (United Kingdom)	390,109	1,905,755

Lagardere SCA (France)	8,259	210,280

Lear Corp.	31,600	3,830,552

Liberty Interactive Corp. Class A †	48,000	960,480

Liberty SiriusXM Group Class A †	51,400	1,746,572

Lowe’s Cos., Inc.	154,664	11,168,287

Madison Square Garden Co. (The) Class A †	3,121	528,729

Marks & Spencer Group PLC (United Kingdom)	114,566	491,666

Masco Corp.	201,400	6,910,034

Matahari Department Store Tbk PT (Indonesia)	129,500	183,831

Mazda Motor Corp. (Japan)	37,400	574,621

Namco Bandai Holdings, Inc. (Japan)	11,500	351,707

News Corp. Class A	148,700	2,078,826

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (50.8%)* cont.	Shares	Value

Consumer cyclicals cont.

News Corp. Class B	1,559	$22,169

Nintendo Co., Ltd. (Japan)	1,600	423,370

Nippon Television Holdings, Inc. (Japan) UR	18,900	319,888

Nissan Motor Co., Ltd. (Japan)	70,900	694,294

Nitori Holdings Co., Ltd. (Japan)	600	71,788

Omnicom Group, Inc.	169	14,365

Owens Corning	45,100	2,407,889

Panasonic Corp. (Japan)	31,800	318,183

Pandora A/S (Denmark)	721	87,135

Pearson PLC (United Kingdom)	47,521	463,805

Peugeot SA (France) †	26,169	399,651

Publicis Groupe SA (France)	2,446	184,976

PVH Corp.	44,035	4,865,868

Reed Elsevier PLC (United Kingdom)	25,328	480,286

Renault SA (France)	9,524	782,509

RR Donnelley & Sons Co.	66,600	1,046,952

RTL Group SA (Belgium)	7,133	592,390

Scotts Miracle-Gro Co. (The) Class A	547	45,549

ServiceMaster Global Holdings, Inc. †	50,921	1,715,019

Shimamura Co., Ltd. (Japan)	1,300	157,633

SJM Holdings, Ltd. (Hong Kong)	311,000	230,025

Stanley Black & Decker, Inc.	18,100	2,225,938

Starz Class A †	60,800	1,896,352

Stroeer SE & Co. KGaA (Germany) S	5,123	222,600

TABCORP Holdings, Ltd. (Australia)	51,130	195,685

Takashimaya Co., Ltd. (Japan)	21,000	172,316

Taylor Wimpey PLC (United Kingdom)	85,504	170,783

Thor Industries, Inc.	12,000	1,016,400

TJX Cos., Inc. (The)	2,982	222,994

Toppan Printing Co., Ltd. (Japan)	78,000	703,775

Toyo Tire & Rubber Co., Ltd. (Japan)	13,700	193,198

TransUnion †	19,600	676,200

TUI AG (London Exchange) (Germany)	15,046	213,935

Twenty-First Century Fox, Inc.	88,522	2,144,003

Urban Outfitters, Inc. †	46,100	1,591,372

Vail Resorts, Inc.	10,423	1,635,160

Valeo SA (France)	19,014	1,109,192

Vantiv, Inc. Class A †	56,205	3,162,655

Vista Outdoor, Inc. †	11,000	438,460

Visteon Corp.	28,800	2,063,808

Wal-Mart de Mexico SAB de CV (Mexico)	105,600	231,190

Wal-Mart Stores, Inc.	253,000	18,246,360

William Hill PLC (United Kingdom)	70,843	279,326

Wolters Kluwer NV (Netherlands)	19,582	837,992

World Fuel Services Corp.	16,239	751,216

WPP PLC (United Kingdom)	143,388	3,371,360

Wynn Macau, Ltd. (China)	94,000	157,061

Yamaha Motor Co., Ltd. (Japan)	9,600	194,326

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	113,000	468,531

		183,279,575

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value

Consumer staples (4.6%)

Altria Group, Inc.	236,206	$14,935,305

Amorepacific Group (South Korea)	1,033	155,326

Anheuser-Busch InBev SA/NV (Belgium)	11,188	1,465,433

Ashtead Group PLC (United Kingdom)	51,481	848,101

Associated British Foods PLC (United Kingdom)	13,485	454,443

B2W Cia Digital (Brazil) †	34,400	168,713

Barry Callebaut AG (Switzerland)	204	271,090

British American Tobacco PLC (United Kingdom)	37,901	2,421,880

Bunzl PLC (United Kingdom)	6,411	189,459

Church & Dwight Co., Inc.	1,336	64,021

Coca-Cola Amatil, Ltd. (Australia)	249,061	1,957,407

Colgate-Palmolive Co.	4,673	346,456

ConAgra Foods, Inc.	9,800	461,678

Constellation Brands, Inc. Class A	202	33,631

Coty, Inc. Class A	10,800	253,800

CVS Health Corp.	4,082	363,257

Delivery Hero Holding GmbH (acquired 6/12/15, cost $123,232) (Private)
(Germany) † ∆∆ F	16	110,707

Diageo PLC (United Kingdom)	6,842	196,033

Dr. Pepper Snapple Group, Inc.	57,800	5,277,718

Estee Lauder Cos., Inc. (The) Class A	60,300	5,340,168

FabFurnish GmbH (acquired various dates from 8/2/13 to 8/31/16, cost
$2) (Private) (Brazil) † ∆∆ F	2	2

General Mills, Inc.	4,571	291,995

Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private)
(Brazil) † ∆∆ F	518	3,748

Heineken Holding NV (Netherlands)	7,451	597,456

Heineken NV (Netherlands)	2,571	226,170

Henkel AG & Co. KGaA (Preference) (Germany)	6,577	893,981

Hershey Co. (The)	58,655	5,607,418

Imperial Brands PLC (United Kingdom)	46,064	2,372,411

Ingredion, Inc.	16,500	2,195,490

ITOCHU Corp. (Japan)	52,400	656,413

J Sainsbury PLC (United Kingdom)	133,274	424,602

Japan Tobacco, Inc. (Japan)	22,900	935,581

Jardine Cycle & Carriage, Ltd. (Singapore)	8,900	281,437

JM Smucker Co. (The)	29,800	4,039,092

Kao Corp. (Japan)	25,900	1,458,842

Kerry Group PLC Class A (Ireland)	9,986	831,910

Koninklijke Ahold Delhaize NV (Netherlands)	111,806	2,548,300

McDonald’s Corp.	74,280	8,568,941

MEIJI Holdings Co., Ltd. (Japan)	2,800	276,998

METRO AG (Germany)	21,872	650,857

Nestle SA (Switzerland)	21,006	1,655,182

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

Nomad Foods, Ltd. (United Kingdom) †	24,391	288,302

PepsiCo, Inc.	135,220	14,707,879

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (50.8%)* cont.	Shares	Value

Consumer staples cont.

Philip Morris International, Inc.	5,033	$489,308

Pool Corp.	11,191	1,057,773

Procter & Gamble Co. (The)	1,755	157,511

Reckitt Benckiser Group PLC (United Kingdom)	9,977	939,487

S Foods, Inc. (Japan)	5,900	154,157

SABMiller PLC (United Kingdom)	5,650	329,180

Seven & i Holdings Co., Ltd. (Japan)	4,900	231,573

Shiseido Co., Ltd. (Japan)	5,100	134,868

SMS Co., Ltd. (Japan)	5,500	146,786

Sodexo SA (France)	2,390	284,589

Starbucks Corp.	175,600	9,506,984

Sysco Corp.	103,179	5,056,803

Tate & Lyle PLC (United Kingdom)	40,759	395,695

Unilever NV ADR (Netherlands)	13,360	616,451

US Foods Holding Corp. †	535	12,631

WH Group, Ltd. (Hong Kong)	1,002,000	810,532

WM Morrison Supermarkets PLC (United Kingdom)	217,136	613,259

Wolseley PLC (United Kingdom)	3,845	217,040

Woolworths, Ltd. (Australia)	17,610	314,595

X5 Retail Group NV GDR (Russia) †	13,296	385,185

		106,682,042

Energy (3.1%)

BP PLC (United Kingdom)	111,825	652,239

California Resources Corp.	31	388

Cenovus Energy, Inc. (Canada)	18,400	264,408

Cheniere Energy, Inc. †	5,500	239,800

Chevron Corp. S	125,500	12,916,460

Dril-Quip, Inc. †	392	21,850

EnCana Corp. (Canada)	22,700	237,217

EOG Resources, Inc.	2,200	212,762

Exxon Mobil Corp.	249,049	21,736,997

FMC Technologies, Inc. †	3,297	97,822

Halcon Resources Corp. †	6,477	60,754

Idemitsu Kosan Co., Ltd. (Japan)	13,700	282,257

JX Holdings, Inc. (Japan)	72,500	292,666

Koninklijke Vopak NV (Netherlands)	1,406	73,791

Lone Pine Resources, Inc. Class A (Canada) † F	12,473	125

Milagro Oil & Gas, Inc. (Units) F	89	56,146

Nabors Industries, Ltd.	255,100	3,102,016

Neste OYJ (Finland)	6,549	279,118

Norsk Hydro ASA (Norway)	39,202	168,928

Occidental Petroleum Corp.	27,000	1,968,840

OMV AG (Austria)	51,658	1,486,728

Patterson-UTI Energy, Inc. S	80,500	1,800,785

Phillips 66	1,386	111,642

Prairie Provident Resources, Inc. (Canada) †	5,821	3,905

QEP Resources, Inc.	161,500	3,154,095

Repsol SA (Spain)	24,359	330,416

Rowan Cos. PLC Class A S	126,600	1,919,256

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value

Energy cont.

Royal Dutch Shell PLC Class A (London Exchange) (United Kingdom)	23,516	$583,392

Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	18,988	472,890

Royal Dutch Shell PLC Class B (United Kingdom)	49,619	1,284,343

Schlumberger, Ltd.	115,852	9,110,601

Seventy Seven Energy, Inc. †	4,359	82,167

Suncor Energy, Inc. (Canada)	15,932	442,276

Superior Energy Services, Inc. S	120,800	2,162,320

Total SA (France)	65,440	3,100,000

Vestas Wind Systems A/S (Denmark)	14,355	1,181,468

Woodside Petroleum, Ltd. (Australia)	39,085	859,286

		70,750,154

Financials (9.5%)

3i Group PLC (United Kingdom)	237,328	2,001,020

Admiral Group PLC (United Kingdom)	11,760	312,323

Aegon NV (Netherlands)	43,420	166,374

AerCap Holdings NV (Ireland) †	5,400	207,846

Aflac, Inc.	62,912	4,521,485

Ageas (Belgium)	16,986	619,472

AGNC Investment Corp. R	167,580	3,274,513

AIA Group, Ltd. (Hong Kong)	163,400	1,094,798

Alleghany Corp. †	48	25,201

Allianz SE (Germany)	14,665	2,176,205

Allied World Assurance Co. Holdings AG	29,100	1,176,222

Allstate Corp. (The)	124,401	8,606,061

Ally Financial, Inc.	105,747	2,058,894

American Financial Group, Inc.	14,274	1,070,550

Ameriprise Financial, Inc.	49,800	4,968,546

Anicom Holdings, Inc. (Japan)	9,700	238,134

Annaly Capital Management, Inc. R	354,780	3,725,190

Aspen Insurance Holdings, Ltd.	17,050	794,360

Associated Banc-Corp.	942	18,454

Assured Guaranty, Ltd.	989	27,445

Australia & New Zealand Banking Group, Ltd. (Australia)	43,642	926,675

Aviva PLC (United Kingdom)	45,444	259,464

AXA SA (France)	72,920	1,551,463

Banco Macro SA ADR (Argentina)	184	14,398

Banco Santander SA (Spain)	285,935	1,267,796

Bank of Ireland (Ireland) †	738,916	154,391

Bank of Montreal (Canada)	4,905	321,417

Bank of New York Mellon Corp. (The)	157,347	6,274,998

Bank of Nova Scotia (The) (Canada)	6,769	358,688

Berkshire Hathaway, Inc. Class B †	1,647	237,942

BNP Paribas SA (France)	38,142	1,961,098

Brandywine Realty Trust R	45,202	706,055

Broadridge Financial Solutions, Inc.	21,748	1,474,297

Camden Property Trust R	20,500	1,716,670

Canadian Imperial Bank of Commerce (Canada)	711	55,132

Capital One Financial Corp.	15,969	1,147,053

CBRE Group, Inc. Class A †	45,200	1,264,696

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (50.8%)* cont.	Shares	Value

Financials cont.

Challenger, Ltd. (Australia)	113,762	$887,777

Chimera Investment Corp. R	93,004	1,483,414

Chubb, Ltd.	2,739	344,155

Citigroup, Inc.	438,200	20,696,186

CNP Assurances (France)	37,735	633,936

Concordia Financial Group, Ltd. (Japan) †	112,400	491,329

CoreLogic, Inc. †	30,817	1,208,643

Corporate Office Properties Trust R	31,609	896,115

Credicorp, Ltd. (Peru)	1,400	213,108

Credit Suisse Group AG (Switzerland)	9,806	128,291

Daiwa Securities Group, Inc. (Japan)	29,000	163,307

Danske Bank A/S (Denmark)	7,718	225,209

DBS Group Holdings, Ltd. (Singapore)	16,500	187,310

Discover Financial Services	3,222	182,204

DNB ASA (Norway)	11,612	152,075

Duke Realty Corp. R	44,700	1,221,651

E*Trade Financial Corp. †	175,800	5,119,296

Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey) R	116,073	117,581

Equity Commonwealth † R	1,367	41,311

Equity Lifestyle Properties, Inc. R	14,934	1,152,606

Equity One, Inc. R	957	29,294

Equity Residential Trust R	89,944	5,786,098

Eurazeo SA (France)	3,086	179,018

Euronext NV 144A (France)	4,301	183,526

Everest Re Group, Ltd.	432	82,067

Extra Space Storage, Inc. R	6,400	508,224

Foxtons Group PLC (United Kingdom)	93,259	121,180

Fukuoka Financial Group, Inc. (Japan)	63,000	261,686

Goodman Group (Australia) R	210,694	1,176,924

Grupo Financiero Banorte SAB de CV (Mexico)	30,578	160,525

Hanover Insurance Group, Inc. (The)	264	19,911

Hartford Financial Services Group, Inc. (The)	110,600	4,735,892

Hibernia REIT PLC (Ireland) R	494,762	761,433

Highwoods Properties, Inc. R	23,909	1,246,137

HomeServe PLC (United Kingdom)	14,647	109,352

Housing Development Finance Corp., Ltd. (HDFC) (India)	13,947	292,849

HSBC Holdings PLC (United Kingdom)	190,669	1,430,173

Iida Group Holdings Co., Ltd. (Japan)	19,100	383,941

ING Groep NV GDR (Netherlands)	79,975	987,340

Intercontinental Exchange, Inc.	554	149,225

Investor AB Class B (Sweden)	49,765	1,819,751

Japan Hotel REIT Investment Corp (Japan) R	642	509,965

JPMorgan Chase & Co.	366,117	24,379,731

Kennedy-Wilson Holdings, Inc.	15,249	343,865

Kerry Properties, Ltd. (Hong Kong)	172,500	568,226

KKR & Co. LP	11,000	156,860

Legal & General Group PLC (United Kingdom)	36,004	102,060

Liberty Property Trust R	992	40,027

Lincoln National Corp.	103,100	4,843,638

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value

Financials cont.

Link REIT (The) (Hong Kong) R	13,500	$99,610

Lloyds Banking Group PLC (United Kingdom)	125,841	88,976

Macerich Co. (The) R	23,397	1,892,115

Macquarie Group, Ltd. (Australia)	3,438	216,572

Mapfre SA (Spain)	118,180	330,566

Marsh & McLennan Cos., Inc.	2,973	199,934

Medibank Private, Ltd. (Australia)	26,957	51,278

MetLife, Inc.	12,900	573,147

Metro Bank PLC (United Kingdom) † S	12,876	460,789

MFA Financial, Inc. R	165,263	1,236,167

Mid-America Apartment Communities, Inc. R	16,500	1,550,835

Mitsubishi Estate Co., Ltd. (Japan)	9,000	168,726

Mitsubishi UFJ Financial Group, Inc. (Japan)	316,877	1,597,892

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	232,900	1,068,622

Mitsui Fudosan Co., Ltd. (Japan)	24,000	511,025

Mizuho Financial Group, Inc. (Japan)	1,330,700	2,223,325

Morgan Stanley	479,500	15,372,770

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	2,565	478,311

Natixis SA (France)	32,611	151,993

New World Development Co., Ltd. (Hong Kong)	720,000	942,808

NN Group NV (Netherlands)	16,958	521,011

Nomura Real Estate Holdings, Inc. (Japan)	16,500	278,401

Onex Corp. (Canada)	1,289	83,012

ORIX Corp. (Japan)	100,300	1,479,970

Partners Group Holding AG (Switzerland)	1,306	658,713

Permanent TSB Group Holdings PLC (Ireland) †	107,349	247,813

Persimmon PLC (United Kingdom)	9,070	213,373

PNC Financial Services Group, Inc. (The)	4,004	360,720

Popular, Inc. (Puerto Rico)	53,456	2,043,088

Post Properties, Inc. R	418	27,642

Prudential Financial, Inc.	35,400	2,890,410

Prudential PLC (United Kingdom)	36,050	638,513

Public Storage R	110	24,545

Raiffeisen Bank International AG (Austria) †	10,823	164,802

Regency Centers Corp. R	860	66,641

Regions Financial Corp.	300,500	2,965,935

Reinsurance Group of America, Inc.	14,447	1,559,409

Relo Group, Inc. (Japan)	1,000	165,376

Resona Holdings, Inc. (Japan)	300,700	1,264,600

Retail Properties of America, Inc. Class A R	42,976	721,997

SCOR SE (France)	8,037	249,815

Sekisui Chemical Co., Ltd. (Japan)	30,100	432,616

Senior Housing Properties Trust R	53,800	1,221,798

Skandinaviska Enskilda Banken AB (Sweden)	19,951	200,468

Societe Generale SA (France)	43,789	1,514,079

Spirit Realty Capital, Inc. R	40,300	537,199

Starwood Property Trust, Inc. R	109,500	2,465,940

State Bank of India (India)	77,600	294,801

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (50.8%)* cont.	Shares	Value

Financials cont.

Sumitomo Mitsui Financial Group, Inc. (Japan)	62,100	$2,092,952

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	9,400	305,058

Sumitomo Realty & Development Co., Ltd. (Japan)	6,000	155,446

Sumitomo Warehouse Co., Ltd. (The) (Japan)	28,000	149,026

Sun Hung Kai Properties, Ltd. (Hong Kong)	15,000	228,605

SunTrust Banks, Inc.	89,900	3,937,620

Suruga Bank, Ltd. (Japan)	3,500	83,930

Surya Semesta Internusa Tbk PT (Indonesia)	3,076,400	131,259

Swedbank AB Class A (Sweden)	9,412	221,180

Swiss Life Holding AG (Switzerland)	4,809	1,244,944

Swiss Re AG (Switzerland)	24,738	2,231,895

Synchrony Financial	105,400	2,951,200

TCF Financial Corp.	2,908	42,195

Toronto-Dominion Bank (Canada)	8,227	365,212

Travelers Cos., Inc. (The)	1,609	184,311

Tryg A/S (Denmark)	4,316	86,608

Two Harbors Investment Corp. R	122,835	1,047,783

U.S. Bancorp	3,894	167,014

UBS Group AG (Switzerland)	25,159	342,618

Unum Group	16,500	582,615

Virgin Money Holdings UK PLC (United Kingdom)	52,276	210,861

Viva Energy REIT (Australia) † R	36,035	66,191

Voya Financial, Inc.	104,800	3,020,336

Weingarten Realty Investors R	13,534	527,555

Wells Fargo & Co.	9,276	410,741

Western Alliance Bancorp †	1,021	38,328

Wharf Holdings, Ltd. (The) (Hong Kong)	65,000	476,270

Wheelock and Co., Ltd. (Hong Kong)	159,000	944,520

Woori Bank (South Korea)	20,361	210,928

		218,655,097

Health care (6.7%)

Actelion, Ltd. (Switzerland)	4,082	706,734

AIN Holdings, Inc. (Japan)	4,400	299,628

Alfresa Holdings Corp. (Japan)	19,100	404,017

Allergan PLC †	10,761	2,478,366

AmerisourceBergen Corp.	138,362	11,176,882

Amgen, Inc.	91,800	15,313,158

Astellas Pharma, Inc. (Japan)	128,200	2,002,089

AstraZeneca PLC (United Kingdom)	28,748	1,864,576

Aurobindo Pharma, Ltd. (India)	22,756	293,284

Bayer AG (Germany)	9,754	979,898

Biogen, Inc. †	14,900	4,664,147

Bruker Corp.	40,500	917,325

C.R. Bard, Inc.	32,894	7,377,466

Cardinal Health, Inc.	24,200	1,880,340

Celgene Corp. †	26,200	2,738,686

Charles River Laboratories International, Inc. †	28,579	2,381,774

Clinigen Group PLC (United Kingdom)	39,471	366,819

Cochlear, Ltd. (Australia)	2,210	239,572

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value

Health care cont.

DaVita Inc. †	2,658	$175,614

Eli Lilly & Co.	42,100	3,378,946

Gilead Sciences, Inc.	56,600	4,478,192

GlaxoSmithKline PLC (United Kingdom)	148,392	3,160,117

Grifols SA ADR (Spain)	22,422	358,079

Hologic, Inc. †	109,800	4,263,534

Intuitive Surgical, Inc. †	359	260,214

Johnson & Johnson	197,324	23,309,884

McKesson Corp.	38,430	6,408,203

Medipal Holdings Corp. (Japan)	32,900	569,090

Merck & Co., Inc.	3,907	243,836

Merck KGaA (Germany)	2,560	275,816

Mitsubishi Tanabe Pharma Corp. (Japan)	20,500	438,166

Novartis AG (Switzerland)	37,128	2,919,793

Novo Nordisk A/S Class B (Denmark)	11,032	458,398

Pfizer, Inc.	404,194	13,690,051

Roche Holding AG (Switzerland)	12,103	3,002,391

Sanofi (France)	39,508	3,001,950

Shionogi & Co., Ltd. (Japan)	3,200	163,565

Shire PLC (United Kingdom)	15,646	1,013,572

Smith & Nephew PLC (United Kingdom)	1,286	20,736

Sumitomo Dainippon Pharma Co., Ltd. (Japan)	14,200	274,522

Taro Pharmaceutical Industries, Ltd. (Israel) † S	1,472	162,671

Teva Pharmaceutical Industries, Ltd. (Israel)	2,013	96,663

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	14,205	653,572

Thermo Fisher Scientific, Inc.	3,004	477,816

UnitedHealth Group, Inc.	120,818	16,914,520

VCA, Inc. †	21,900	1,532,562

VWR Corp. †	718	20,362

Waters Corp. †	195	30,906

WellCare Health Plans, Inc. †	18,100	2,119,329

Zoetis, Inc.	67,300	3,500,273

		153,458,104

Technology (9.0%)

Adobe Systems, Inc. †	82,600	8,965,404

Agilent Technologies, Inc.	139,469	6,567,595

Alibaba Group Holding, Ltd. ADR (China) † S	4,336	458,705

Alphabet, Inc. Class A †	39,002	31,359,948

Amadeus IT Holding SA Class A (Spain)	18,857	942,008

Amdocs, Ltd.	78,905	4,564,654

Apple, Inc.	182,707	20,655,026

Applied Materials, Inc.	371,461	11,199,549

AtoS SE (France)	11,967	1,289,464

Brocade Communications Systems, Inc.	227,100	2,096,133

Check Point Software Technologies, Ltd. (Israel) †	786	61,001

Cisco Systems, Inc.	241,672	7,665,836

CommerceHub, Inc. Ser. C †	1,682	26,761

CompuGroup Medical SE (Germany)	9,511	438,425

Computer Sciences Corp.	107,500	5,612,575

CSRA, Inc.	40,900	1,100,210

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (50.8%)* cont.	Shares	Value

Technology cont.

eBay, Inc. †	282,302	$9,287,736

Facebook, Inc. Class A †	98,800	12,673,076

Fiserv, Inc. †	2,417	240,419

Fitbit, Inc. Class A † S	7,322	108,658

Fujitsu, Ltd. (Japan)	54,000	291,518

Genpact, Ltd. †	1,877	44,954

GungHo Online Entertainment, Inc. (Japan) S	131,000	321,052

HP, Inc.	393,300	6,107,949

Infineon Technologies AG (Germany)	10,570	188,556

Instructure, Inc. †	6,400	162,368

Intuit, Inc.	18,756	2,063,348

L-3 Communications Holdings, Inc.	69,509	10,477,092

Lenovo Group, Ltd. (China)	250,000	166,931

Maxim Integrated Products, Inc.	137,400	5,486,382

Microsoft Corp.	487,061	28,054,714

Mixi, Inc. (Japan)	6,800	245,132

Motorola Solutions, Inc.	30,194	2,303,198

MSCI, Inc.	421	35,339

Murata Manufacturing Co., Ltd. (Japan)	5,800	756,517

NCR Corp. †	52,900	1,702,851

NEC Corp. (Japan)	97,000	250,600

Nexon Co., Ltd. (Japan)	28,500	445,328

Nokia OYJ (Finland)	121,581	703,240

Nuance Communications, Inc. †	97,200	1,409,400

NVIDIA Corp. S	157,600	10,798,752

NXP Semiconductor NV †	1,400	142,814

Open Text Corp. (Canada)	2,170	140,559

Oracle Corp Japan (Japan)	2,800	158,062

Paychex, Inc.	6,313	365,333

RIB Software AG (Germany) S	16,400	201,915

Samsung Electronics Co., Ltd. (South Korea)	1,152	1,678,979

Sartorius AG (Preference) (Germany)	3,623	301,498

Semiconductor Manufacturing International Corp. (China) †	1,158,000	129,839

ServiceNow, Inc. †	2,600	205,790

SK Hynix, Inc. (South Korea)	10,695	391,419

SoftBank Corp. (Japan)	3,100	200,824

Synopsys, Inc. †	1,773	105,228

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	77,000	451,586

Techtronic Industries Co., Ltd. (Hong Kong)	54,500	213,730

Tencent Holdings, Ltd. (China)	21,800	604,038

Texas Instruments, Inc.	4,377	307,178

Tokyo Electron, Ltd. (Japan)	3,900	344,159

Xerox Corp.	401,300	4,065,169

		207,336,524

Transportation (1.2%)

Aena SA (Spain)	2,213	326,408

Air Canada (Canada) †	15,100	122,002

ANA Holdings, Inc. (Japan)	216,000	587,144

A. P. Moeller-Maersk A/S Class B (Denmark)	414	607,143

Aurizon Holdings, Ltd. (Australia)	79,713	287,104

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (50.8%)* cont.	Shares	Value

Transportation cont.

Central Japan Railway Co. (Japan)	11,600	$1,984,603

ComfortDelgro Corp., Ltd. (Singapore)	192,400	398,530

Delta Air Lines, Inc.	168,331	6,625,508

Deutsche Post AG (Germany)	58,333	1,822,998

easyJet PLC (United Kingdom)	7,256	94,707

Japan Airlines Co., Ltd. (Japan)	14,300	420,978

Qantas Airways, Ltd. (Australia)	122,579	294,042

Royal Mail PLC (United Kingdom)	165,127	1,047,673

Southwest Airlines Co.	2,415	93,919

Transurban Group (Units) (Australia)	28,303	246,814

United Parcel Service, Inc. Class B	101,373	11,086,151

Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,587,200	878,613

		26,924,337

Utilities and power (2.0%)

American Electric Power Co., Inc.	33,126	2,127,020

American Water Works Co., Inc.	1,117	83,596

AusNet Services (Units) (Australia)	112,028	140,939

Centrica PLC (United Kingdom)	62,900	186,046

China Water Affairs Group, Ltd. (China)	252,000	162,691

Chubu Electric Power Co., Inc. (Japan)	39,900	580,931

CLP Holdings, Ltd. (Hong Kong)	102,500	1,064,170

Concord New Energy Group, Ltd. (China)	2,560,000	134,444

E.ON SE (Germany)	112,440	797,518

Edison International	61,700	4,457,825

Endesa SA (Spain)	52,577	1,126,909

Enel SpA (Italy)	378,698	1,688,028

Entergy Corp.	161,325	12,378,467

Eversource Energy	1,132	61,332

Great Plains Energy, Inc.	1,900	51,851

HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	102,500	100,643

Iberdrola SA (Spain)	124,224	844,538

Korea Electric Power Corp. (South Korea)	1,058	51,812

NiSource, Inc.	99,504	2,399,041

PG&E Corp.	4,209	257,465

PPL Corp.	129,100	4,462,987

RWE AG (Germany) †	30,132	519,071

Southern Co. (The)	4,341	222,693

SSE PLC (United Kingdom)	16,752	340,461

Toho Gas Co., Ltd. (Japan)	81,000	758,217

Tohoku Electric Power Co., Inc. (Japan)	36,600	477,326

Tokyo Electric Power Company Holdings, Inc. (Japan) †	31,900	137,964

Tokyo Gas Co., Ltd. (Japan)	61,000	271,410

UGI Corp.	138,000	6,243,120

Uniper SE (Germany) †	11,244	137,740

Vectren Corp.	12,400	622,480

Veolia Environnement SA (France)	33,169	763,838

Westar Energy, Inc.	30,731	1,743,984

		45,396,557

Total common stocks (cost $1,067,470,495)		$1,168,257,272

Dynamic Asset Allocation Balanced Fund 37

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (18.2%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.4%)

Government National Mortgage Association Pass-Through Certificates

4.00%, with due dates from 3/15/46 to 3/20/46	$989,831	$1,090,844

3.50%, TBA, 10/1/46	72,000,000	76,477,500

		77,568,344

U.S. Government Agency Mortgage Obligations (14.8%)

Federal National Mortgage Association Pass-Through Certificates

6.00%, TBA, 11/1/46	24,000,000	27,510,000

6.00%, TBA, 10/1/46	24,000,000	27,525,000

4.00%, TBA, 11/1/46	64,000,000	68,647,501

4.00%, TBA, 10/1/46	64,000,000	68,729,997

3.50%, with due dates from 1/1/43 to 11/1/45	1,928,210	2,048,978

3.50%, TBA, 10/1/46	1,000,000	1,055,313

3.00%, 6/1/46	989,615	1,034,457

3.00%, TBA, 11/1/46	49,000,000	50,826,014

3.00%, TBA, 10/1/46	49,000,000	50,937,029

3.00%, TBA, 10/1/31	38,000,000	39,894,064

2.50%, TBA, 11/1/46	1,000,000	1,007,656

2.50%, TBA, 10/1/46	1,000,000	1,009,375

		340,225,384

Total U.S. government and agency mortgage obligations (cost $417,147,469)		$417,793,728

	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (—%)*	amount	Value

Federal Home Loan Bank unsec. notes, 1.125%, 06/21/19 [i]	$120,000	$120,991

Total U.S. government agency obligations (cost $120,991)		$120,991

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, 02/15/41 [i]	$91,218	$122,977

Total U.S. treasury obligations (cost $122,977)		$122,977

	Principal
CORPORATE BONDS AND NOTES (14.9%)*	amount	Value

Basic materials (1.1%)

A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$220,000	$222,200

Agrium, Inc. sr. unsec. notes 3.375%, 3/15/25 (Canada)	400,000	412,122

Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	150,000	166,819

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	65,000	69,794

Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	20,000	19,250

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	75,000	71,379

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%, 6/1/19 (France)	585,000	707,850

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	80,000	87,000

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	680,000	722,588

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	189,509

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Basic materials cont.

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	$270,000	$291,600

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9.75%, 10/15/23	260,000	305,500

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	275,000	275,000

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	275,000	279,125

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	455,000	522,113

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	185,000	189,625

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	155,000	177,689

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	253,000	277,351

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	470,000	481,750

CF Industries, Inc. company guaranty sr. unsec. notes
5.375%, 3/15/44	47,000	46,392

CF Industries, Inc. company guaranty sr. unsec. notes
5.15%, 3/15/34	58,000	58,623

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7.125%, 5/1/20	98,000	112,829

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	165,000	162,113

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	165,000	160,875

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	175,000	165,156

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	370,000	378,325

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	67,000	68,340

Cytec Industries, Inc. sr. unsec. unsub. notes 3.50%, 4/1/23	220,000	218,906

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	965,000	1,019,227

E.I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	525,000	563,264

Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	295,000	311,212

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	369,000	331,178

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	50,000	46,250

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	163,000	167,483

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6.875%, 2/15/23	230,000	238,338

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	25,000	22,750

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	455,000	519,815

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,283,000	1,307,377

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Basic materials cont.

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	$680,000	$664,827

Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 2.875%, 4/16/20	670,000	664,640

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5.75%, 4/15/24	115,000	120,750

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	295,000	295,738

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	35,000	36,400

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	270,000	281,475

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	200,000	220,000

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	260,000	295,100

Louisiana-Pacific Corp. 144A company guaranty sr. unsec. unsub.
notes 4.875%, 9/15/24	195,000	195,000

Lubrizol Corp. (The) sr. unsec. notes 8.875%, 2/1/19	310,000	362,349

LyondellBasell Industries NV sr. unsec. unsub. notes
4.625%, 2/26/55	255,000	252,607

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	145,000	153,519

Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	385,000	333,416

Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	40,000	39,753

Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	815,000	956,065

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	125,000	128,438

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	90,000	92,250

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	345,000	365,804

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	295,000	302,006

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	175,000	185,938

Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	331,770

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	30,000	33,300

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	230,000	229,425

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	65,000	69,063

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9.00%, 5/1/19 (Australia)	265,000	313,072

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	135,000	144,788

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.50%, 12/1/20	80,000	91,500

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	113,000	120,345

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	45,000	47,531

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	45,000	47,250

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Basic materials cont.

Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	$40,000	$42,900

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	135,000	159,300

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	375,000	394,688

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	165,000	172,838

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	13,000	13,488

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.125%, 10/1/21	25,000	25,969

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	40,250

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.00%, 6/1/21 (Canada)	50,000	54,688

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	350,000	294,875

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	45,000	41,513

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	135,000	123,188

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	240,000	249,000

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	215,000	221,450

USG Corp. 144A company guaranty sr. unsec. notes
5.875%, 11/1/21	23,000	24,064

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	210,000	225,225

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	173,000	153,970

Westlake Chemical Corp. 144A company guaranty sr. unsec.
unsub. bonds 3.60%, 8/15/26	1,570,000	1,566,516

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	800,000	1,090,846

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	330,332

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	228,000	241,466

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	405,000	548,310

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	365,000	396,938

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	190,000	200,450

		25,353,100

Capital goods (0.6%)

Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	597,000	626,850

Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	215,000	220,375

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	132,000	149,490

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Capital goods cont.

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	$170,000	$169,150

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	180,000	180,900

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	405,000	430,313

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	97,850

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	210,000	218,925

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	60,000	60,900

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	70,000	73,850

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	57,000	58,995

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	220,000	223,300

Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	240,000	264,599

Bombardier, Inc. 144A sr. unsec. unsub. notes 4.75%,
4/15/19 (Canada)	205,000	199,363

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	315,000	351,225

Cortes NP Acquisition Corp. 144A sr. unsec. notes 9.25%, 10/15/24	115,000	115,000

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	865,000	907,106

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	80,000	89,500

Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	529,289

DH Services Luxembourg Sarl 144A company guaranty sr. unsec.
sub. notes 7.75%, 12/15/20 (Luxembourg)	104,000	108,420

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	315,000	298,463

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	290,000	308,491

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	250,712

Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	315,000	418,468

Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	255,000	284,500

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	370,000	382,950

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	686,000	937,726

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	450,000	515,250

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	295,000	291,313

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	225,000	254,966

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	240,000	258,448

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	295,000	304,956

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	340,000	355,725

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Capital goods cont.

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	$180,000	$189,450

Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	135,000	164,837

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu company guaranty sr. unsec. unsub. notes 8.25%,
2/15/21 (New Zealand)	100,000	104,250

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN 4.127%, 7/15/21	530,000	537,950

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	215,000	230,588

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	385,000	404,250

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	95,000	96,188

Terex Corp. company guaranty sr. unsec. notes 6.00%, 5/15/21	94,000	96,115

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	315,000	342,563

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7.50%, 7/15/21	133,000	140,980

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	222,000	233,655

TransDigm, Inc. 144A company guaranty sr. unsec. sub. bonds
6.375%, 6/15/26	150,000	154,875

United Technologies Corp. sr. unsec. unsub. notes
5.375%, 12/15/17	736,000	772,696

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	210,000	220,500

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	435,000	461,265

		14,087,530

Communication services (1.5%)

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	165,000	196,757

American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,620,000	1,612,470

American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	990,000	1,058,954

AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	535,000	586,832

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	765,000	800,538

AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	765,000	785,967

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	865,000	867,595

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	40,000	41,900

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 6.625%, 1/31/22	83,000	86,943

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	129,000	134,805

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	125,000	130,313

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	330,000	351,450

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	60,000	63,600

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Communication services cont.

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	$199,000	$207,706

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	113,000	117,520

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	24,000	25,380

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	315,000	315,000

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	218,000	217,457

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. bonds
6.484%, 10/23/45	1,645,000	1,989,335

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. notes
4.908%, 7/23/25	480,000	529,466

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6.50%, 1/15/17	865,000	878,174

Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	532,813

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	790,000	1,151,748

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	152,182

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	345,000	476,318

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	355,000	401,981

Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	135,000	150,525

Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	699,599

Crown Castle Towers, LLC 144A company guaranty sr. notes
6.113%, 1/15/20	660,000	730,382

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	75,000	81,971

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	446,500

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	655,000	754,888

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	357,435

Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	676,162

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	176,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	190,000	187,625

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	220,000	229,625

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	275,000	291,500

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20	65,000	70,119

Frontier Communications Corp. sr. unsec. notes 6.25%, 9/15/21	15,000	14,419

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	30,000	28,013

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	89,000	67,195

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	10,575	10,601

44 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Communication services cont.

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	$28,000	$9,380

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	47,000	15,863

Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	185,000	258,657

Level 3 Communications, Inc. sr. unsec. unsub. notes
5.75%, 12/1/22	50,000	52,250

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/21	125,000	129,688

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 1/15/24	155,000	161,491

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 8/15/22	175,000	182,875

Orange SA sr. unsec. unsub. notes 4.125%, 9/14/21 (France)	277,000	306,840

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	55,533

Qwest Corp. sr. unsec. unsub. notes 7.25%, 9/15/25	115,000	125,848

Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	550,230

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	235,104

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	400,000	407,000

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	497,000	466,559

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	67,000	67,168

Sprint Communications, Inc. sr. unsec. unsub. notes
8.375%, 8/15/17	107,000	111,280

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	169,000	186,534

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	318,000	319,988

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	465,000	466,744

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	582,000	623,468

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	570,000	619,875

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21	127,000	132,715

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	53,416

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	7,000	7,543

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21	47,000	49,526

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	213,000	225,248

TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	565,750

Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	500,000	511,185

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Communication services cont.

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57%, 4/27/23 (Spain)	$342,000	$380,352

Verizon Communications, Inc. sr. unsec. notes 2.625%, 2/21/20	627,000	644,813

Verizon Communications, Inc. sr. unsec. unsub. notes
6.40%, 9/15/33	58,000	75,148

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	3,454,000	3,652,021

Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	862,382

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8.00%, 6/1/22	160,000	197,602

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	354,450

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	1,498,000	1,494,300

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	285,000	277,875

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	237,000	249,461

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	294,000	266,805

		34,038,730

Conglomerates (—%)

General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	378,000	402,098

		402,098

Consumer cyclicals (2.0%)

21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	350,000	448,757

21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,425,000	2,099,987

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	851,000	851,938

AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes
5.875%, 2/15/22	74,000	76,590

AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes
5.75%, 6/15/25	95,000	95,950

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	215,000	224,944

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	310,000	282,100

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	908,000	999,025

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	132,000	73,260

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	110,000	119,075

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6.375%, 4/1/26	75,000	80,438

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	214,000	221,490

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Consumer cyclicals cont.

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	$344,000	$347,543

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	264,000	290,070

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	65,000	69,550

CBS Corp. company guaranty sr. unsec. debs. 7.875%, 7/30/30	377,000	535,255

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9.125%, 5/1/19	84,000	87,990

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21	93,000	96,255

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	99,000	101,475

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	53,000	53,265

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	175,000	173,031

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	420,000	437,325

Daimler Finance North America, LLC 144A company guaranty sr.
unsec. unsub. notes 2.375%, 8/1/18	1,592,000	1,615,944

Dakota Merger Sub, Inc. 144A sr. notes 7.75%, 9/1/23	355,000	355,444

Dakota Merger Sub, Inc. 144A sr. unsec. notes 10.75%, 9/1/24	145,000	142,100

Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	585,000	603,965

Dollar Tree, Inc. company guaranty sr. unsec. unsub. notes
5.75%, 3/1/23	55,000	59,194

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	185,000	196,331

Entercom Radio, LLC company guaranty sr. unsec. notes
10.50%, 12/1/19	113,000	117,661

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20	535,000	603,267

Expedia, Inc. 144A company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	915,000	959,102

Fiat Chryslet Automobiles NV sr. unsec. unsub. notes 5.25%,
4/15/23 (Italy)	235,000	241,756

Ford Motor Co. sr. unsec. unsub. bonds 7.70%, 5/15/97	162,000	200,098

Ford Motor Co. sr. unsec. unsub. notes 9.98%, 2/15/47	390,000	639,339

Ford Motor Co. sr. unsec. unsub. notes 7.45%, 7/16/31	841,000	1,112,387

Ford Motor Co. sr. unsec. unsub. notes 7.40%, 11/1/46	235,000	339,339

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 8.125%, 1/15/20	1,060,000	1,250,328

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.134%, 8/4/25	260,000	274,308

General Motors Co. sr. unsec. notes 5.20%, 4/1/45	25,000	26,005

General Motors Co. sr. unsec. unsub. notes 6.75%, 4/1/46	360,000	451,323

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18	177,000	180,129

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.20%, 7/6/21	445,000	450,465

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.00%, 9/25/17	255,000	258,257

Dynamic Asset Allocation Balanced Fund 47

		Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.		amount	Value

Consumer cyclicals cont.

General Motors Financial Co., Inc. company guaranty sr. unsec.
sub. notes 2.625%, 7/10/17		$460,000	$463,649

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		288,000	296,716

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		170,000	171,606

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22		1,366,000	1,385,543

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		130,000	140,075

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		105,000	112,875

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		250,000	251,875

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	165,000	131,741

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$545,000	621,865

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		150,000	153,938

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24		45,000	45,900

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23		25,000	33,875

Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		795,000	825,543

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R		184,000	212,207

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R		851,000	941,352

Howard Hughes Corp. (The) 144A sr. unsec. notes 6.875%, 10/1/21		394,000	414,193

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		893,000	990,377

Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23		100,000	103,109

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		117,000	92,576

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		132,000	137,775

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		65,000	70,850

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20		340,000	340,809

JC Penney Corp, Inc. 144A company guaranty sr. notes
5.875%, 7/1/23		55,000	57,269

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		100,000	97,500

Johnson Controls, Inc. sr. unsec. unsub. notes 4.95%, 7/2/64		515,000	538,110

L Brands, Inc. company guaranty sr. unsec. notes 6.625%, 4/1/21		107,000	123,451

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22		53,000	59,228

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		84,000	87,465

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		90,000	94,500

Lear Corp. company guaranty sr. unsec. notes 5.25%, 1/15/25		30,000	32,475

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Consumer cyclicals cont.

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	$330,000	$354,338

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	135,000	139,388

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/22	125,000	130,938

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	151,000	159,305

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	295,000	294,078

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	230,000	257,600

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	45,000	47,925

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	70,000	78,925

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	175,000	196,656

Mustang Merger Corp. 144A sr. unsec. notes 8.50%, 8/15/21	45,000	47,869

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	153,000	152,235

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	185,000	172,050

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	375,000	294,375

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	60,000	50,100

Nexstar Escrow Corp. 144A company guaranty sr. unsec. notes
5.625%, 8/1/24	235,000	235,588

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	220,000	229,900

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	115,000	124,096

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	430,000	455,840

Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,225,000	1,294,683

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	95,000	99,750

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	152,000	158,080

Penn National Gaming, Inc. sr. unsec. sub. notes 5.875%, 11/1/21	172,000	177,590

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	131,763

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	135,000	134,663

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	110,550

Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	786,000	824,330

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	268,000	309,540

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Consumer cyclicals cont.

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	$400,000	$420,000

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	195,000	198,021

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	524,000	532,515

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	300,000	308,250

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12.125%, 9/1/18	150,000	153,563

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	490,000	547,544

S&P Global, Inc. 144A company guaranty sr. unsec. bonds
2.95%, 1/22/27	800,000	804,257

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	135,000	138,713

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	770,000	710,325

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	40,000	30,800

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	115,000	121,613

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	495,000	506,138

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	140,000	148,750

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. unsub.
notes 5.875%, 10/1/20	8,000	8,235

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 5.25%, 1/15/21	203,000	209,598

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	95,000	102,600

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	4,000	4,330

Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	70,000	75,798

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	310,000	319,300

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.125%, 2/15/21	30,000	31,500

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	110,000	110,000

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	77,000	79,503

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	90,000	92,475

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4.875%, 9/15/21	100,000	104,000

Tempur Sealy International, Inc. 144A company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26	120,000	123,600

Tiffany & Co. sr. unsec. unsub. notes 4.90%, 10/1/44	460,000	466,226

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	1,430,000	1,447,010

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	65,000	65,975

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	865,000	869,681

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Consumer cyclicals cont.

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	$798,000	$809,678

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	130,000	131,544

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.50%, 3/1/21	30,000	30,600

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	275,000	276,719

Univision Communications, Inc. 144A company guaranty sr. unsec.
notes 8.50%, 5/15/21	125,000	129,375

Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	430,000	467,630

Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	110,000	119,393

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6.50%, 8/15/37	844,000	1,244,530

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5.00%, 10/25/40	50,000	63,199

Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	165,000	174,045

Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	65,000	75,262

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	185,000	187,775

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	156,550

Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	460,000	516,019

		46,645,296

Consumer staples (1.3%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	270,000	282,825

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	65,000	67,600

Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	10,000	12,148

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	254,000	283,519

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	1,270,000	1,326,054

AMN Healthcare, Inc. 144A company guaranty sr. unsec. notes
5.125%, 10/1/24	75,000	75,750

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	2,262,000	2,691,285

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	1,843,000	1,979,382

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	1,325,000	1,367,262

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	314,000	313,931

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/39	895,000	1,444,749

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	495,000	504,777

Ashtead Capital, Inc. 144A company guaranty notes
6.50%, 7/15/22	250,000	262,813

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	240,000	252,900

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	192,000	167,520

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Consumer staples cont.

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8.50%, 6/15/19	$27,000	$31,637

Cargill, Inc. 144A sr. unsec. notes 4.10%, 11/1/42	400,000	424,097

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	215,000	214,194

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	312,000	329,940

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.20%, 11/1/23	430,000	462,512

ConAgra Foods, Inc. sr. unsec. notes 7.00%, 4/15/19	207,000	231,427

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	103,000	118,321

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	732,000	830,215

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	865,000	880,573

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	38,948	44,896

CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	333,460	369,523

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	120,000	127,500

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	1,263,000	1,266,659

Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	165,000	215,407

ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	550,000	586,005

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	509,000	694,195

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	462,000	558,921

ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	176,000	189,363

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)	515,000	535,516

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. unsub.
notes 4.875%, 6/27/44 (Mexico)	400,000	405,585

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes 8.25%,
2/1/20 (Brazil)	43,000	44,344

Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26	1,125,000	1,173,507

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	190,000	200,925

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	190,000	198,550

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	420,000	563,855

Kraft Heinz Foods Co. company guaranty sr. unsec. bonds
4.375%, 6/1/46	540,000	571,334

Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.90%, 4/15/38	860,000	1,195,793

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10.25%, 1/1/18	22,000	22,466

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	145,000	147,538

McDonald’s Corp. sr. unsec. unsub. notes 6.30%, 10/15/37	302,000	398,784

McDonald’s Corp. sr. unsec. unsub. notes 5.70%, 2/1/39	393,000	492,787

Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,615,000	1,758,909

PepsiCo, Inc. sr. unsec. unsub. notes 7.90%, 11/1/18	346,000	392,444

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Consumer staples cont.

PepsiCo, Inc. sr. unsec. unsub. notes 4.25%, 10/22/44	$190,000	$217,686

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17	859,000	860,818

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	70,000	72,100

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	92,000	95,220

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	143,000	145,860

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 6.25%, 8/1/24	110,000	113,575

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	270,000	291,376

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	32,100	16,692

Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	80,000	83,049

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	505,000	533,641

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	155,000	176,119

		29,316,373

Energy (1.6%)

Anadarko Petroleum Corp. sr. unsec. notes 6.45%, 9/15/36	175,000	204,453

Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	215,000	237,879

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55%, 3/15/26	310,000	353,855

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	65,000	66,219

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	185,000	186,388

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	90,000	91,013

Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	50,000	52,072

Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	254,000	260,640

Archrock Partners LP/Archrock Partners Finance Corp. company
guaranty sr. unsec. notes 6.00%, 10/1/22	179,000	166,023

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	67,000	54,605

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	12,000	9,855

BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	695,000	710,186

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	310,000	315,634

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.846%, 5/5/17 (United Kingdom)	865,000	868,758

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	465,000	309,225

Callon Petroleum Co. 144A sr. unsec. notes 6.125%, 10/1/24 ##	100,000	103,500

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	1,515,000	1,550,412

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	65,000	67,275

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Energy cont.

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	$340,000	$367,453

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	100,000	82,518

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	401,000	406,514

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	851,000	850,380

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	130,000	134,225

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	54,000	56,025

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	865,000	859,032

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	60,000	54,900

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	335,000	334,163

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	170,000	163,200

DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	285,000	277,875

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	180,000	134,100

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	267,000	279,683

Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	190,000	188,642

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	285,000	353,053

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	577,000	409,670

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4.00%, 8/1/24	65,000	63,896

Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	190,000	190,475

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	310,000	367,630

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	235,000	241,756

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7.875%, 9/15/31	70,000	86,832

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6.75%, 3/1/21 (In default) †	25,000	6,750

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	460,000	475,525

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	65,000	63,050

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12.00%, 12/15/20 (In default) †	591,000	286,635

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10.375%, 2/15/17 (Canada) F	100,000	5

Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	207,000

Marathon Oil Corp. sr. unsec. unsub. notes 3.85%, 6/1/25	105,000	99,713

Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	185,869

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Energy cont.

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	$140,000	$110,600

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6.50%,
3/15/21 (Canada)	120,000	97,950

Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	720,000	795,213

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	250,000	258,426

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	210,000	216,300

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	85,000	85,213

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05%, 3/1/41	510,000	302,813

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	55,000	52,525

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	210,000	201,075

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	209,769

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	1,268,000	1,401,140

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	3,806,000	3,701,335

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 4.875%, 3/17/20 (Brazil)	1,082,000	1,084,705

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	16,000	6,602

Petroleos de Venezuela SA sr. unsec. notes 5.125%,
10/28/16 (Venezuela)	850,000	824,500

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	575,000	241,443

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	110,000	95,953

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	220,000	210,100

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,250,000	1,329,785

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	220,000	222,750

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	2,005,000	1,944,449

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17	865,000	872,785

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	335,000	339,188

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	75,000	68,250

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	135,000	124,200

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	280,000	301,350

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	1,305,000	1,337,625

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	500,000	543,438

Samson Investment Co. company guaranty sr. unsec. notes 9.75%,
2/15/20 (In default) †	260,000	10,400

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Energy cont.

SandRidge Energy, Inc. 144A company guaranty notes 8.75%,
6/1/20 (In default) †	$150,000	$54,000

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	90,000	93,488

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	143,000	152,474

Seventy Seven Energy, Inc. sr. unsec. notes 6.50%, 7/15/22 F	65,000	7

Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6.625%, 11/15/19 F	130,000	13

Shell International Finance BV company guaranty sr. unsec. unsub.
notes 5.20%, 3/22/17 (Netherlands)	929,000	947,923

Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	205,000	207,879

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	214,000	218,815

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	125,000	117,500

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	100,000	101,000

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	65,000	65,650

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	305,000	305,000

Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	235,000	281,139

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	145,000	145,906

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	75,000	75,094

Tervita Corp. 144A sr. unsec. notes 10.875%, 2/15/18 (Canada)
(In default) †	30,000	3,900

Total Capital International SA company guaranty sr. unsec. unsub.
notes 1.55%, 6/28/17 (France)	851,000	853,427

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	60,000	13,200

Unit Corp. company guaranty sr. unsec. sub. notes 6.625%, 5/15/21	57,000	48,450

Western Gas Partners LP sr. unsec. unsub. notes 4.65%, 7/1/26	75,000	77,997

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	61,000	56,425

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	195,000	188,663

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	230,000	285,200

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	19,000	21,993

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	7,000	7,998

Williams Partners LP sr. unsec. notes 5.25%, 3/15/20	460,000	497,987

Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	122,000	124,745

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6.125%, 7/15/22	40,000	41,529

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	677,000	684,252

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub. notes
4.875%, 5/15/23	169,000	170,901

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	75,000	80,625

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	260,000	274,950

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	323,000	322,394

		36,344,967

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Financials (4.2%)

ABN Amro Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	$830,000	$846,640

Aflac, Inc. sr. unsec. unsub. notes 6.90%, 12/17/39	450,000	635,746

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	85,000	89,087

Air Lease Corp. sr. unsec. unsub. notes 3.375%, 6/1/21	1,545,000	1,602,690

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	130,000	126,750

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	292,000	359,890

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	70,000	79,975

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	217,000	246,838

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	104,000	108,160

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	810,000	847,463

Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	77,000	84,893

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	235,000	229,789

American Express Co. sr. unsec. bonds 8.125%, 5/20/19	865,000	1,006,557

American Express Co. sr. unsec. notes 7.00%, 3/19/18	627,000	676,321

American Express Co. sr. unsec. notes 6.15%, 8/28/17	1,122,000	1,169,301

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	414,000	554,036

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	219,787

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	505,000	525,614

AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	370,000	403,145

Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	450,000	451,768

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	497,718

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	64,988

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	1,299,000	1,304,981

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
1.70%, 8/25/17	555,000	555,827

Bank of America Corp. unsec. sub. FRN 1.61%, 9/15/26	125,000	111,738

Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,097,284

Bank of America, NA unsec. sub. notes Ser. BKNT, 5.30%, 3/15/17	250,000	254,370

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2.50%,
1/11/17 (Canada)	851,000	853,991

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969%, 6/20/17	615,000	618,286

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,093,238

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	834,000	843,933

Dynamic Asset Allocation Balanced Fund 57

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Financials cont.

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	$865,000	$865,548

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.20%, 3/10/17 (Japan)	877,000	876,976

Barclays Bank PLC unsec. sub. notes 7.625%, 11/21/22
(United Kingdom)	314,000	348,540

Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	725,000	923,498

Barclays PLC jr. unsec. sub. FRB 6.625%, perpetual maturity
(United Kingdom)	235,000	214,731

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919%, perpetual maturity (Spain)	295,000	294,263

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7.25%, 2/1/18	240,000	257,736

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	213,706

BGC Partners, Inc. 144A sr. unsec. notes 5.125%, 5/27/21	330,000	345,511

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1.375%, 3/17/17 (France)	1,070,000	1,071,335

BNP Paribas SA sr. unsec. notes Ser. MTN, 2.375%, 9/14/17 (France)	240,000	241,785

BNP Paribas SA 144A jr. unsec. sub. FRN 7.195%, perpetual
maturity (France)	100,000	112,500

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23 (France)	435,000	473,441

BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	328,190

Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	434,810

Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	395,000	438,956

Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	655,000	688,364

Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	215,000	224,308

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	240,000	257,232

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	100,000	105,331

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	370,000	385,711

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	44,000	44,935

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	63,000	66,780

CIT Group, Inc. sr. unsec. unsub. notes 5.375%, 5/15/20	84,000	89,775

CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/15/18	77,000	80,273

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	273,000	290,063

CIT Group, Inc. 144A sr. unsec. notes 6.625%, 4/1/18	153,000	162,371

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	104,000	110,110

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	688,000	701,829

Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	103,000	104,030

Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	400,000	456,175

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	390,000	387,075

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	770,000	885,885

Commonwealth Bank of Australia/New York, NY sr. unsec. bonds
Ser. GMTN, 1.625%, 3/12/18	465,000	466,541

Commonwealth Bank of Australia/New York, NY sr. unsec. unsub.
bonds 1.125%, 3/13/17	1,183,000	1,183,305

58 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Financials cont.

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr. unsec.
notes 3.375%, 1/19/17 (Netherlands)	$774,000	$779,236

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	70,000	72,450

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	334,000	335,670

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	599,450

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	157,000	188,557

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	160,000	100,800

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	148,750

Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	269,000	294,241

E*Trade Financial Corp. sr. unsec. unsub. notes 5.375%, 11/15/22	110,000	117,255

E*Trade Financial Corp. sr. unsec. unsub. notes 4.625%, 9/15/23	135,000	139,725

EPR Properties company guaranty sr. unsec. sub. notes
5.25%, 7/15/23 R	435,000	468,943

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	220,000	219,725

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	250,513

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	146,281

Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	480,522

GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	2,886,000	3,239,145

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15%, 11/15/66	100,000	44,750

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	990,000	1,118,980

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	1,015,000	1,037,297

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	500,000	505,526

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	208,904

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	205,000	232,907

HCP, Inc. sr. unsec. notes 4.25%, 11/15/23 R	425,000	446,236

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	305,000	315,049

Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	55,000	56,107

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	295,621

HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	185,000	280,427

HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	1,379,000	1,586,207

HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	301,795

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	25,000	24,375

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	190,000	193,800

Dynamic Asset Allocation Balanced Fund 59

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Financials cont.

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	$237,000	$238,185

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	127,000	121,920

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,130,000	2,382,326

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	33,000	35,723

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	122,238

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	45,000	44,882

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	504,000	510,930

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	1,073,000	1,102,508

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	1,250,000	1,252,719

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	862,000	866,933

JPMorgan Chase Bank, NA unsec. sub. notes Ser. BKNT,
6.00%, 10/1/17	330,000	344,163

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	974,000	989,303

KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	345,999

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	725,000	842,976

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	1,065,000	1,246,050

Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	486,620

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	180,000	200,543

Lloyds Banking Group PLC 144A unsec. sub. notes 5.30%, 12/1/45
(United Kingdom)	896,000	953,697

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	595,000	612,374

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	376,379

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	460,000	514,951

Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	134,069

MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5.625%, 5/1/24	95,000	103,047

Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	530,000	572,089

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	623,666

Morgan Stanley sr. unsec. unsub. bonds 4.75%, 3/22/17	980,000	996,139

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6.375%, 3/1/24 R	105,000	113,925

National Australia Bank, Ltd. 144A sr. unsec. FRN 1.524%,
12/9/19 (Australia)	1,570,000	1,570,732

National Australia Bank, Ltd./New York sr. unsec. notes 2.30%,
7/25/18 (Australia)	475,000	482,097

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	235,000	238,807

60 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Financials cont.

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	$270,000	$264,600

Nationwide Mutual Insurance Co. 144A unsec. sub. notes
8.25%, 12/1/31	210,000	302,162

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 5.875%, 3/15/22	230,000	240,063

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	345,769

OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	520,000	606,795

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	100,000	105,125

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	95,000	99,988

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	995,000	1,001,516

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1.125%, 1/27/17	870,000	870,537

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	375,000	410,295

Progressive Corp. (The) jr. unsec. sub. FRN 6.70%, 6/15/37	405,000	389,813

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	245,000	247,144

Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	270,000	299,363

Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	265,000	284,875

Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	200,000	206,000

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	155,000	170,802

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	865,000	877,172

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	670,323

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	202,000	185,335

Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)	865,000	865,917

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	695,000	713,845

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	600,000	613,202

Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	635,000	633,769

Santander UK PLC sr. unsec. unsub. bonds 1.375%, 3/13/17
(United Kingdom)	928,000	927,994

Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	685,000	712,033

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	225,000	248,063

Sberbank of Russia Via SB Capital SA 144A sr. unsec. unsub. notes
4.95%, 2/7/17 (Russia)	350,000	353,487

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	70,000	71,078

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	70,000	70,416

Simon Property Group LP sr. unsec. unsub. notes 3.375%, 3/15/22 R	50,000	53,132

Simon Property Group LP sr. unsec. unsub. notes 2.20%, 2/1/19 R	880,000	896,979

Dynamic Asset Allocation Balanced Fund 61

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Financials cont.

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	$784,000	$786,426

Societe Generale SA company guaranty sr. unsec. notes 2.75%,
10/12/17 (France)	380,000	384,731

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	345,000	378,638

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7.75%, 10/1/21	50,000	52,438

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.00%, 6/1/20	387,000	396,191

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	35,000	35,744

Standard Chartered Bank 144A unsec. sub. notes 8.00%, 5/30/31
(United Kingdom)	510,000	672,810

Standard Chartered PLC unsec. sub. notes 5.70%, 1/25/22
(United Kingdom)	290,000	317,498

State Street Capital Trust IV company guaranty jr. unsec. sub. FRB
1.85%, 6/15/37	475,000	408,890

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2.875%, 4/4/17 (Sweden)	448,000	452,030

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	409,668

TIERS Trust/United States 144A sr. bonds stepped-coupon zero %
(8.125%, 9/15/17), 3/15/46 ††	600,000	606,000

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	40,000	29,800

Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	86,000	86,237

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7.75%, 4/15/26	235,000	321,122

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	225,000	234,000

UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	581,000	565,386

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Jersey)	595,000	626,062

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Jersey)	2,320,000	2,383,310

US Bank of NA/Cincinnati, OH sr. unsec. notes Ser. BKNT,
1.10%, 1/30/17	890,000	890,141

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	170,000	172,550

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	395,000	408,825

VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	195,000	206,213

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)	215,000	233,813

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)	1,900,000	2,096,047

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,599,000	1,695,055

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	700,000	747,250

62 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Financials cont.

Wachovia Corp. sr. unsec. notes 5.75%, 6/15/17	$105,000	$108,096

Wayne Merger Sub, LLC 144A sr. unsec. notes 8.25%, 8/1/23	110,000	111,788

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	455,000	493,675

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17	851,000	854,677

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.00%, 11/15/17	250,000	262,798

Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	485,000	530,925

Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	550,000	549,113

WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	210,000	219,932

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6.50%, 5/9/37	422,000	426,748

		98,239,876

Health care (1.0%)

AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	16,000	16,724

AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	500,000	512,797

AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	945,000	963,403

AbbVie, Inc. sr. unsec. notes 1.75%, 11/6/17	775,000	777,546

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
6.125%, 3/15/21	225,000	232,313

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
5.125%, 7/1/22	120,000	118,800

Actavis Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	638,000	697,605

Actavis Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	318,000	333,848

Actavis Funding SCS company guaranty sr. unsec. notes 2.35%,
3/12/18 (Luxembourg)	615,000	621,341

Aetna, Inc. sr. unsec. notes 6.75%, 12/15/37	286,000	396,316

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	235,000	224,425

Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	730,000	772,845

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	865,000	870,018

AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	422,000	589,101

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 9/15/17
(United Kingdom)	865,000	902,689

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	1,044,318

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	230,000	249,550

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21	325,000	344,500

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	155,000	160,038

CHS/Community Health Systems, Inc. company guaranty sr. notes
5.125%, 8/1/21	60,000	59,550

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	244,000	209,840

Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	490,000	537,440

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	145,000	92,800

ConvaTec Healthcare E SA 144A company guaranty sr. unsec.
unsub. notes 10.50%, 12/15/18 (Luxembourg)	200,000	203,000

Dynamic Asset Allocation Balanced Fund 63

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Health care cont.

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 5/15/22	$170,000	$150,025

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	334,000	353,205

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	95,000	84,313

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.50%, 2/1/25 (Ireland)	285,000	251,869

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	290,000	264,625

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	100,000	102,250

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	415,000	440,938

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	395,000	438,450

HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	280,000	295,400

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	197,000	203,403

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	34,000	39,015

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	45,000	46,463

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	155,000	161,200

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	542,000	580,690

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	105,000	113,663

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	105,000	99,488

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5.25%, 12/1/23	75,000	78,844

Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	746,000	748,833

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	125,000	129,063

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	880,000	888,800

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	444,000	466,733

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	123,000	127,920

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	345,000	365,700

Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	155,000	156,080

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	90,000	93,600

Tenet Healthcare Corp. company guaranty sr. bonds 4.50%, 4/1/21	39,000	39,244

Tenet Healthcare Corp. company guaranty sr. bonds
4.375%, 10/1/21	62,000	61,690

Tenet Healthcare Corp. company guaranty sr. FRN 4.35%, 6/15/20	155,000	155,791

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	223,000	238,610

Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	23,000	23,345

64 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Health care cont.

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	$130,000	$137,475

Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	577,000	579,669

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	387,000	411,308

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	713,379

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	583,336

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	563,794

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 10/15/20	139,000	130,313

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	135,000	116,269

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	150,000	129,375

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	10,000	8,925

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	70,000	59,850

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	310,000	286,750

		21,850,500

Technology (0.7%)

Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	362,486

Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	25,000	25,542

Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	543,977

Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	611,422

Avaya, Inc. 144A company guaranty notes 10.50%, 3/1/21	95,000	20,900

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	223,000	164,463

Cisco Systems, Inc. sr. unsec. unsub. notes 3.15%, 3/14/17	825,000	833,229

Cisco Systems, Inc. sr. unsec. unsub. notes 1.10%, 3/3/17	392,000	392,157

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	105,000	111,956

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,172,000	1,289,022

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	272,000	325,679

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,289,000	1,381,108

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	75,000	79,685

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	865,000	866,035

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5.00%, 3/15/22	120,000	124,289

Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	375,000	427,637

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	350,000	370,125

First Data Corp. 144A notes 5.75%, 1/15/24	205,000	210,638

First Data Corp. 144A sr. notes 5.375%, 8/15/23	160,000	164,800

IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	849,075

Dynamic Asset Allocation Balanced Fund 65

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Technology cont.

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	$375,000	$363,750

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	350,000	354,375

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	55,000	57,750

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	870,000	872,716

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	179,000	191,083

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	75,000	79,125

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	81,000	88,185

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22	190,000	193,800

Micron Technology, Inc. 144A sr. notes 7.50%, 9/15/23	120,000	133,289

Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	855,000	855,723

Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	85,000	107,710

Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	555,000	598,762

NXP BV/NXP Funding, LLC 144A Company guaranty sr. unsec. notes
4.625%, 6/1/23 (Netherlands)	315,000	344,531

Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	264,280

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,255,000	1,255,228

Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	485,000	496,631

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	165,000	169,950

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22	265,000	287,194

		15,868,307

Transportation (0.1%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	410,000	396,675

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	240,000	304,408

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	155,000	201,317

CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	510,479

Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	200,529	226,348

FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	95,000	98,010

United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A,
3.75%, 9/3/26	320,390	336,409

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636%, 7/2/22	93,408	99,246

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	530,000	535,300

		2,708,192

Utilities and power (0.8%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	142,000	167,205

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	830,000	854,900

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	44,000	44,440

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	164,000	188,190

American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	870,000	982,111

Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	80,000	91,999

Beaver Valley II Funding Corp. sr. bonds 9.00%, 6/1/17	2,000	2,104

66 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Utilities and power cont.

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	$152,000	$201,893

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	120,000	132,147

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	260,000	256,750

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	30,000	31,425

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	24,000	25,350

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	54,485

Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	174,653

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	634,000	710,640

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	300,785

DPL, Inc. sr. unsec. sub. notes 6.50%, 10/15/16	14,000	14,018

Duke Energy Corp. sr. unsec. unsub. notes 2.15%, 11/15/16	580,000	580,704

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	15,000	14,813

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	220,000	225,500

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	10,000	9,820

EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	255,000	275,727

El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	65,000	81,440

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5.625%,
perpetual maturity (France)	707,000	693,744

Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	375,000	415,594

Emera US Finance LP 144A company guaranty sr. unsec. notes
3.55%, 6/15/26	360,000	373,104

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11.75%, 3/1/22 (In default) †	107,113	131,748

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	76,000	83,410

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	440,000	456,500

Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	185,000	193,220

Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	185,000	196,039

Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	155,000	168,042

FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	517,000	548,238

GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21	185,000	157,250

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	102,000	75,990

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 7.25%, 10/1/20	94,000	97,408

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	30,000	31,200

ITC Holdings Corp. 144A sr. unsec. notes 6.05%, 1/31/18	305,000	321,362

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	123,000	123,308

Dynamic Asset Allocation Balanced Fund 67

	Principal
CORPORATE BONDS AND NOTES (14.9%)* cont.	amount	Value

Utilities and power cont.

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	$599,000	$618,399

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	299,057

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	129,366

MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	400,000	560,106

Nevada Power Co. mtge. notes 7.125%, 3/15/19	265,000	301,709

NiSource Finance Corp. company guaranty sr. unsec. notes
6.125%, 3/1/22	165,000	196,879

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	330,000	344,850

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	265,000	259,700

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	178,063

NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	459,417

Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	222,785

Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	170,000	187,943

Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	793,966

Pacific Gas & Electric Co. sr. unsec. bonds 6.05%, 3/1/34	255,000	340,045

Potomac Edison Co. (The) 144A sr. bonds 5.80%, 10/15/16	456,000	456,461

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	655,000	717,945

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	21,123

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	208,820

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	839,000	721,540

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	65,000	68,604

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	114,000	125,705

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	77,000	79,494

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	57,384

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	150,000	151,125

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11.50%, 10/1/20 (In default) †	64,000	19,520

Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	495,000	512,938

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35%,
5/15/67 (Canada)	180,000	143,190

Union Electric Co. sr. notes 6.40%, 6/15/17	320,000	331,503

		17,994,893

Total corporate bonds and notes (cost $327,699,324)		$342,849,862

68 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.9%)*	amount	Value

Agency collateralized mortgage obligations (0.3%)

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 3.025%, 7/25/25
(Bermuda) F	$185,846	$186,310

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 23.683%, 4/15/37	129,122	217,905

IFB Ser. 2979, Class AS, 22.351%, 3/15/34	2,645	2,786

IFB Ser. 3072, Class SM, 21.874%, 11/15/35	73,783	116,906

IFB Ser. 3249, Class PS, 20.545%, 12/15/36	81,761	127,068

IFB Ser. 2990, Class LB, 15.606%, 6/15/34	150,254	194,367

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
3.125%, 12/25/27	948,000	968,373

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M1,
1.775%, 10/25/28	239,509	240,128

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M1,
1.725%, 11/25/28	242,194	242,822

Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
1.625%, 12/25/28	489,335	490,159

Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M1,
1.575%, 3/25/25	91,216	91,250

Ser. 3391, PO, zero %, 4/15/37	9,616	8,536

Ser. 3206, Class EO, PO, zero %, 8/15/36	6,101	5,575

Ser. 3326, Class WF, zero %, 10/15/35	3,411	2,811

FRB Ser. 3117, Class AF, zero %, 2/15/36	7,055	5,446

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 36.748%, 7/25/36	44,946	91,268

IFB Ser. 07-53, Class SP, 22.274%, 6/25/37	106,449	169,516

IFB Ser. 05-75, Class GS, 18.674%, 8/25/35	55,958	79,509

IFB Ser. 05-106, Class JC, 18.495%, 12/25/35	60,700	96,261

IFB Ser. 05-83, Class QP, 16.028%, 11/25/34	27,942	36,989

Ser. 13-1, Class MI, IO, 3.00%, 1/25/43	2,403,585	210,362

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1.875%, 1/25/29	257,146	258,160

Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
1.725%, 7/25/24	238,059	238,588

Ser. 07-14, Class KO, PO, zero %, 3/25/37	35,824	31,423

Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,396	2,106

Ser. 06-84, Class OT, PO, zero %, 9/25/36	3,749	3,302

Ser. 06-46, Class OC, PO, zero %, 6/25/36	6,743	5,906

Government National Mortgage Association

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	752,864	133,111

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	35,974	3,734

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	159,471	24,391

Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	351,915	13,754

Ser. 13-14, IO, 3.50%, 12/20/42	1,985,907	220,317

Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	3,169,279	201,534

Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	3,582,147	350,499

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	2,632,845	320,694

Ser. 16-H16, Class EI, IO, 2.166%, 6/20/66	3,925,084	520,074

Ser. 15-H25, Class BI, IO, 2.092%, 10/20/65	6,349,502	816,546

Ser. 15-H26, Class EI, IO, 1.702%, 10/20/65	3,795,750	400,452

Ser. 06-36, Class OD, PO, zero %, 7/16/36	4,600	4,029

		7,132,967

Dynamic Asset Allocation Balanced Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (2.9%)* cont.	amount	Value

Commercial mortgage-backed securities (1.9%)

Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.483%, 1/15/49	$4,783,700	$12,042

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.497%, 2/10/51	12,469,520	35,074

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A

FRB Ser. 04-5, Class XC, IO, 0.555%, 11/10/41	248,793	3,151

FRB Ser. 04-4, Class XC, IO, 0.044%, 7/10/42	164,144	78

Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, 0.328%, 2/11/41	170,028	901

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.565%, 3/11/39	444,000	423,842

FRB Ser. 06-PW14, Class X1, IO, 0.791%, 12/11/38	4,894,494	67,250

CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.588%, 12/11/49	3,794,760	2,960

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
0.271%, 11/15/44	2,025,953	1,530

Citigroup Commercial Mortgage Trust

FRB Ser. 13-GC17, Class C, 5.26%, 11/10/46	593,000	647,741

Ser. 14-GC21, Class AS, 4.026%, 5/10/47	539,000	582,621

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.731%, 10/15/49	21,500,056	9,245

COMM Mortgage Trust

Ser. 07-C9, Class AJ, 5.65%, 12/10/49	675,000	679,185

FRB Ser. 14-CR18, Class C, 4.895%, 7/15/47	1,408,000	1,479,372

Ser. 13-CR11, Class AM, 4.715%, 10/10/46	411,000	462,478

FRB Ser. 14-UBS6, Class C, 4.614%, 12/10/47	1,250,000	1,218,584

Ser. 13-LC6, Class AM, 3.282%, 1/10/46	578,000	604,517

FRB Ser. 14-CR18, Class XA, IO, 1.426%, 7/15/47	5,001,310	306,880

FRB Ser. 14-CR16, Class XA, IO, 1.391%, 4/10/47	3,880,004	224,905

FRB Ser. 14-UBS6, Class XA, IO, 1.207%, 12/10/47	7,282,094	426,280

FRB Ser. 14-LC17, Class XA, IO, 1.145%, 10/10/47	10,801,971	499,411

COMM Mortgage Trust 144A

FRB Ser. 12-LC4, Class D, 5.801%, 12/10/44	315,000	321,552

Ser. 13-LC13, Class AM, 4.557%, 8/10/46	1,415,000	1,589,721

Ser. 13-LC13, Class E, 3.719%, 8/10/46	456,000	359,766

FRB Ser. 06-C8, Class XS, IO, 0.69%, 12/10/46	11,468,522	5,276

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.213%, 1/15/49	31,841,830	2,866

Credit Suisse First Boston Mortgage Securities Corp. 144A

Ser. 98-C1, Class F, 6.00%, 5/17/40	60,312	62,724

FRB Ser. 03-C3, Class AX, IO, 2.201%, 5/15/38	188,962	13

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.943%, 4/15/50	1,218,000	1,036,823

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49	19,146	19,146

DBUBS Mortgage Trust 144A

FRB Ser. 11-LC2A, Class D, 5.727%, 7/10/44	358,000	372,451

FRB Ser. 11-LC3A, Class D, 5.51%, 8/10/44	738,000	770,620

First Union National Bank-Bank of America, NA Commercial
Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 2.20%, 3/15/33	79,566	1

70 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.109%, 7/10/45	$2,038,871	$—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.487%, 3/10/44	274,475	270,084

GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.387%, 12/10/49	40,865,483	67,620

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.784%, 5/10/43	1,253,943	2,739

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.748%, 2/10/46	4,964,401	374,614

GS Mortgage Securities Trust

FRB Ser. 14-GC18, Class C, 5.11%, 1/10/47 F	402,000	422,540

FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46	1,056,000	1,058,746

FRB Ser. 13-GC12, Class XA, IO, 1.836%, 6/10/46	3,030,875	211,202

FRB Ser. 14-GC22, Class XA, IO, 1.209%, 6/10/47	4,290,525	242,960

FRB Ser. 14-GC24, Class XA, IO, 1.001%, 9/10/47	6,481,853	310,695

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.847%, 1/10/45	314,000	315,102

FRB Ser. 11-GC3, Class D, 5.82%, 3/10/44	1,114,000	1,140,443

FRB Ser. 13-GC12, Class D, 4.615%, 6/10/46	1,204,000	1,074,281

FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38	593,186	6

JPMBB Commercial Mortgage Securities Trust

FRB Ser. 14-C19, Class XA, IO, 1.395%, 4/15/47	8,635,668	344,563

FRB Ser. 14-C25, Class XA, IO, 1.149%, 11/15/47	8,693,208	491,166

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class D, 4.563%, 12/15/47	186,000	187,116

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.285%, 2/12/51	190,000	189,810

FRB Ser. 05-LDP5, Class F, 5.735%, 12/15/44	458,000	458,000

Ser. 06-LDP8, Class B, 5.52s, 5/15/45	328,000	331,241

Ser. 06-LDP8, Class AJ, 5.48%, 5/15/45	353,952	353,952

Ser. 07-LDPX, Class A3, 5.42%, 1/15/49	419,366	422,488

FRB Ser. 05-LDP2, Class B, 4.882%, 7/15/42	326,000	326,652

Ser. 13-C10, Class AS, 3.372%, 12/15/47	369,000	386,288

FRB Ser. 06-LDP8, Class X, IO, 0.676%, 5/15/45	1,382,543	12

FRB Ser. 07-LDPX, Class X, IO, 0.443%, 1/15/49	13,940,010	58,290

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class C, 6.385%, 2/12/51	298,000	262,240

FRB Ser. 12-C6, Class E, 5.364%, 5/15/45	1,175,000	1,131,760

FRB Ser. 12-C8, Class D, 4.815%, 10/15/45	659,000	646,347

FRB Ser. 05-CB12, Class X1, IO, 0.477%, 9/12/37	829,985	3,139

FRB Ser. 06-LDP6, Class X1, IO, 0.023%, 4/15/43	723,242	—

LB Commercial Mortgage Trust 144A

Ser. 99-C1, Class G, 6.41%, 6/15/31	39,016	39,664

Ser. 98-C4, Class H, 5.60%, 10/15/35	52,294	52,689

LB-UBS Commercial Mortgage Trust

FRB Ser. 08-C1, Class AM, 6.287%, 4/15/41	486,000	482,161

Ser. 06-C1, Class AJ, 5.276%, 2/15/41	571,430	567,687

FRB Ser. 07-C2, Class XW, IO, 0.649%, 2/15/40	2,040,359	3,718

Dynamic Asset Allocation Balanced Fund 71

	Principal
MORTGAGE-BACKED SECURITIES (2.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

LB-UBS Commercial Mortgage Trust 144A

FRB Ser. 05-C7, Class XCL, IO, 0.466%, 11/15/40	$1,064,816	$8,516

FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	237,419	14

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.40%, 4/20/48	828,000	759,218

Merrill Lynch Mortgage Trust 144A

FRB Ser. 04-KEY2, Class XC, IO, 0.574%, 8/12/39	656,480	355

FRB Ser. 05-MCP1, Class XC, IO, 0.019%, 6/12/43	522,407	4

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 05-C3, Class X, IO, 7.156%, 5/15/44	19,183	219

FRB Ser. 07-C5, Class X, IO, 5.866%, 12/15/49	226,138	13,998

FRB Ser. 06-C4, Class X, IO, 5.716%, 7/15/45	346,164	5,296

ML-CFC Commercial Mortgage Trust FRB Ser. 06-2, Class AJ,
5.948%, 6/12/46	14,928	14,924

Morgan Stanley Bank of America Merrill Lynch Trust

Ser. 12-C5, Class AS, 3.792%, 8/15/45	388,000	417,100

Ser. 12-C6, Class AS, 3.476%, 11/15/45	494,000	524,085

FRB Ser. 14-C17, Class XA, IO, 1.416%, 8/15/47	5,497,637	331,068

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 2.189%, 11/15/45	11,883,585	765,303

Morgan Stanley Capital I Trust

FRB Ser. 07-T27, Class AJ, 5.818%, 6/11/42	444,000	435,120

Ser. 07-IQ14, Class A2, 5.61%, 4/15/49	121,415	121,310

Ser. 07-HQ11, Class C, 5.558%, 2/12/44 F	352,000	211,135

Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	361,000	357,715

Morgan Stanley Capital I Trust 144A

FRB Ser. 11-C3, Class D, 5.324%, 7/15/49	815,000	858,603

FRB Ser. 11-C3, Class E, 5.324%, 7/15/49	526,000	544,159

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	458,835	34,413

UBS-Barclays Commercial Mortgage Trust 144A

FRB Ser. 12-C3, Class C, 5.123%, 8/10/49	326,000	351,167

FRB Ser. 12-C4, Class XA, IO, 1.92%, 12/10/45	8,648,313	663,214

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 05-C21, Class D, 5.464%, 10/15/44	426,000	424,680

FRB Ser. 06-C29, IO, 0.485%, 11/15/48	27,855,738	836

FRB Ser. 07-C34, IO, 0.449%, 5/15/46	7,925,819	15,852

Wachovia Bank Commercial Mortgage Trust 144A

FRB Ser. 06-C26, Class XC, IO, 0.084%, 6/15/45	4,260,615	852

FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42	206,067	21

Wells Fargo Commercial Mortgage Trust

FRB Ser. 13-LC12, Class C, 4.432%, 7/15/46	501,000	526,301

FRB Ser. 14-LC16, Class XA, IO, 1.608%, 8/15/50	8,991,395	605,930

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.432%, 7/15/46	521,000	479,639

WF-RBS Commercial Mortgage Trust

Ser. 14-C19, Class C, 4.646%, 3/15/47	364,000	382,819

Ser. 13-C18, Class AS, 4.387%, 12/15/46	725,000	800,523

Ser. 13-C12, Class AS, 3.56%, 3/15/48	613,000	652,440

72 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.9%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust

FRB Ser. 14-C22, Class XA, IO, 1.088%, 9/15/57	$15,903,802	$814,911

FRB Ser. 13-C14, Class XA, IO, 1.002%, 6/15/46	7,935,601	319,567

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C5, Class E, 5.866%, 11/15/44	530,000	546,536

FRB Ser. 11-C3, Class D, 5.813%, 3/15/44	1,022,000	1,064,822

FRB Ser. 11-C2, Class D, 5.788%, 2/15/44	1,097,000	1,151,302

FRB Ser. 13-C17, Class D, 5.295%, 12/15/46	371,000	360,130

Ser. 11-C4, Class E, 5.265s, 6/15/44	682,000	693,730

FRB Ser. 12-C9, Class D, 4.961%, 11/15/45	546,000	539,721

FRB Ser. 13-C15, Class D, 4.629%, 8/15/46	718,000	656,502

FRB Ser. 12-C10, Class D, 4.601%, 12/15/45	568,000	534,364

Ser. 14-C19, Class D, 4.234%, 3/15/47	576,000	470,228

FRB Ser. 12-C9, Class XA, IO, 2.282%, 11/15/45	7,758,732	660,035

FRB Ser. 12-C10, Class XA, IO, 1.862%, 12/15/45	6,771,195	498,157

FRB Ser. 13-C12, Class XA, IO, 1.528%, 3/15/48	2,399,760	141,752

		43,217,607

Residential mortgage-backed securities (non-agency) (0.7%)

BCAP, LLC Trust 144A

FRB Ser. 14-RR1, Class 2A2, 2.531%, 1/26/36	472,304	354,526

FRB Ser. 15-RR5, Class 2A3, 1.559%, 1/26/46	490,000	366,264

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A2, 1.447%, 6/25/46	1,756,342	1,399,892

FRB Ser. 05-27, Class 1A1, 1.424%, 8/25/35	338,257	250,209

FRB Ser. 05-59, Class 1A1, 0.862%, 11/20/35	551,223	468,998

FRB Ser. 06-OC2, Class 2A3, 0.815%, 2/25/36	331,713	240,492

FRB Ser. 06-OA10, Class 4A1, 0.715%, 8/25/46	2,338,586	1,694,891

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
5.675%, 11/25/28	480,000	512,364

Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2,
4.775%, 11/25/23	720,000	761,760

Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
4.374%, 3/25/29	540,000	540,000

Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3,
4.324%, 3/25/29	380,000	382,044

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.425%, 10/25/28	1,571,350	1,717,554

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.225%, 4/25/28	2,060,000	2,227,345

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.075%, 4/25/28	485,000	522,875

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.525%, 7/25/25	720,000	765,568

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.525%, 7/25/25	50,000	53,848

Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
4.975%, 1/25/29	910,000	941,646

Dynamic Asset Allocation Balanced Fund 73

		Principal
MORTGAGE-BACKED SECURITIES (2.9%)* cont.		amount	Value

Residential mortgage-backed securities (non-agency) cont.

Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
1.35%, 8/25/34		$393,851	$385,974

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47		160,000	119,200

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14,
0.637%, 3/26/47		550,000	312,180

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR9, Class A1C3, 1.485%, 7/25/45		728,348	674,815

FRB Ser. 05-AR19, Class A1C3, 1.025%, 12/25/45		121,486	106,470

FRB Ser. 05-AR13, Class A1C3, 1.015%, 10/25/45		339,373	292,454

FRB Ser. 05-AR11, Class A1B3, 0.925%, 8/25/45		583,241	533,082

			15,624,451

Total mortgage-backed securities (cost $65,828,206)			$65,975,025

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.5%)*		amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		$1,209,000	$1,282,044

Argentina (Republic of) 144A sr. unsec. notes 7.50%,
4/22/26 (Argentina)		1,201,000	1,352,726

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		470,000	500,550

Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	5,212	1,567,971

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)		$150,000	167,638

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		942,000	1,092,720

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		222,000	233,100

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		200,000	230,000

Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		475,000	543,434

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		400,000	447,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		400,000	507,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		360,000	371,700

Peru (Republic of) sr. unsec. unsub. bonds 4.125%, 8/25/27 (Peru)		475,000	543,470

Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		200,000	215,504

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		2,400,000	2,772,000

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		300,000	321,241

Total foreign government and agency bonds and notes (cost $12,550,197)			$12,148,098

74 Dynamic Asset Allocation Balanced Fund

			Principal
SENIOR LOANS (0.1%)* [c]			amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20			$369,447	$270,967

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17			725,619	791,832

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21			617,013	608,336

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20			107,308	107,442

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21			159,952	157,381

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19			157,545	131,944

MEG Energy Corp. bank term loan FRN Ser. B, 3.75%, 3/31/20			124,348	115,084

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20			203,795	187,928

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23			285,000	285,611

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17			722,336	209,590

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17			7,413	2,151

Total senior loans (cost $3,410,446)				$2,868,266

			Principal
ASSET-BACKED SECURITIES (0.1%)*			amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.525%,
2/25/17 (acquired 2/4/16, cost $2,711,000)			$2,711,000	$2,711,000

Total asset-backed securities (cost $2,711,000)				$2,711,000

			Principal
CONVERTIBLE BONDS AND NOTES (—%)*			amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3.00%, 11/15/16 R			$62,000	$62,465

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18			87,000	138,819

Navistar International Corp. cv. sr. unsec. sub. bonds
4.50%, 10/15/18			99,000	93,679

Total convertible bonds and notes (cost $220,282)				$294,963

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	1,758	$4,026

Seventy Seven Energy, Inc.	8/1/21	23.82	560	1,316

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	47,100	235,571

Total warrants (cost $205,298)				$240,913

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R			7,508	$231,223

Total convertible preferred stocks (cost $137,227)				$231,223

PREFERRED STOCKS (—%)*			Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP			5,340	$135,689

Total preferred stocks (cost $133,500)				$135,689

Dynamic Asset Allocation Balanced Fund 75

	Principal amount/		Value
SHORT-TERM INVESTMENTS (31.7%)*		shares

Federal Farm Credit Banks Funding Corporation discount notes
0.210%, 10/28/16		$17,000,000	$16,997,756

Federal Farm Credit Banks Funding Corporation discount notes
0.240%, 10/13/16		16,900,000	16,899,104

Federal Farm Credit Banks Funding Corporation discount notes
0.240%, 10/18/16		16,800,000	16,798,673

Federal Home Loan Banks unsec. discount notes
0.300%, 10/13/16		10,000,000	9,999,470

Federal Home Loan Banks unsec. discount notes 0.310%, 10/4/16		25,000,000	24,999,875

Federal Home Loan Banks unsec. discount notes
0.316%, 10/12/16		31,650,000	31,648,481

Federal Home Loan Banks unsec. discount notes 0.316%, 10/3/16		44,500,000	44,500,000

Federal Home Loan Mortgage Corporation unsec. discount notes
0.206%, 10/28/16		30,500,000	30,495,974

Federal Home Loan Mortgage Corporation unsec. discount notes
0.210%, 10/26/16		12,500,000	12,498,487

Federal Home Loan Mortgage Corporation unsec. discount notes
0.237%, 10/21/16		29,300,000	29,297,217

Federal Home Loan Mortgage Corporation unsec. discount notes
0.245%, 10/11/16		16,800,000	16,799,294

Federal Home Loan Mortgage Corporation unsec. discount notes
0.250%, 10/6/16		16,800,000	16,799,731

Federal Home Loan Mortgage Corporation unsec. discount notes
0.330%, 10/17/16		21,915,000	21,912,708

Federal National Mortgage Association unsec. discount notes
0.260%, 11/9/16		16,800,000	16,796,204

Federal National Mortgage Association unsec. discount notes
0.300%, 10/4/16		25,000,000	24,999,156

Putnam Cash Collateral Pool, LLC 0.67% [d]	Shares	32,789,432	32,789,432

Putnam Short Term Investment Fund 0.51% L	Shares	271,201,319	271,201,319

State Street Institutional Liquid Reserves Fund Trust
Class 0.34% P	Shares	2,580,000	2,580,000

U.S. Treasury Bills 0.259%, 11/3/16 # ∆ §		$60,000,000	59,989,577

U.S. Treasury Bills 0.260%, 10/13/16		5,000,000	4,999,758

U.S. Treasury Bills 0.320%, 10/20/16 # ∆ §		25,000,000	24,997,700

Total short-term investments (cost $727,985,012)			$727,999,916

TOTAL INVESTMENTS

Total investments (cost $2,625,742,424)			$2,741,749,923

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
USD/$	United States Dollar

76 Dynamic Asset Allocation Balanced Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,298,812,879.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,825,459, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

### When-issued security (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

Dynamic Asset Allocation Balanced Fund 77

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 1,000 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $770,816,767 to cover certain derivative contracts, when-issued securities, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $268,909,415)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	10/19/16	$1,087,161	$988,577	$98,584

	British Pound	Sell	12/21/16	1,925,425	1,971,129	45,704

	Canadian Dollar	Buy	10/19/16	399,761	405,320	(5,559)

	Canadian Dollar	Sell	10/19/16	399,761	400,399	638

	Euro	Buy	12/21/16	4,595,543	4,589,781	5,762

	Hong Kong Dollar	Sell	11/16/16	2,567,837	2,568,089	252

	Japanese Yen	Buy	11/16/16	1,990,008	2,000,717	(10,709)

	Mexican Peso	Buy	10/19/16	2,144,055	2,229,457	(85,402)

	Mexican Peso	Sell	10/19/16	2,144,055	2,215,058	71,003

	New Zealand Dollar	Buy	10/19/16	4,554,311	4,481,133	73,178

	New Zealand Dollar	Sell	10/19/16	4,554,311	4,511,273	(43,038)

	Norwegian Krone	Sell	12/21/16	2,330,748	2,261,315	(69,433)

	Swedish Krona	Sell	12/21/16	2,282,425	2,297,487	15,062

Barclays Bank PLC

	Australian Dollar	Buy	10/19/16	1,018,988	981,804	37,184

	British Pound	Sell	12/21/16	1,789,499	1,830,129	40,630

	Canadian Dollar	Buy	10/19/16	3,327,150	3,380,496	(53,346)

	Canadian Dollar	Sell	10/19/16	3,327,150	3,342,394	15,244

	Euro	Buy	12/21/16	6,900,756	6,848,185	52,571

	Hong Kong Dollar	Buy	11/16/16	1,747,193	1,747,703	(510)

	Japanese Yen	Buy	11/16/16	2,972,583	2,978,889	(6,306)

	New Zealand Dollar	Buy	10/19/16	314,876	308,061	6,815

78 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $268,909,415) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	New Zealand Dollar	Sell	10/19/16	$314,876	$314,807	$(69)

	Swedish Krona	Sell	12/21/16	31,762	31,754	(8)

	Swiss Franc	Buy	12/21/16	4,365,224	4,308,551	56,673

Citibank, N.A.

	Australian Dollar	Buy	10/19/16	3,806,249	3,695,182	111,067

	Canadian Dollar	Buy	10/19/16	4,828,541	4,838,369	(9,828)

	Canadian Dollar	Sell	10/19/16	4,828,541	4,895,490	66,949

	Danish Krone	Sell	12/21/16	1,195,577	1,186,982	(8,595)

	Euro	Buy	12/21/16	2,280,748	2,271,938	8,810

	Japanese Yen	Sell	11/16/16	1,290,659	1,281,799	(8,860)

	New Zealand Dollar	Buy	10/19/16	143,793	73,595	70,198

	South African Rand	Buy	10/19/16	2,334,110	2,135,204	198,906

	South African Rand	Sell	10/19/16	2,334,110	2,257,797	(76,313)

	Swedish Krona	Sell	12/21/16	2,275,391	2,273,287	(2,104)

Credit Suisse International

	Australian Dollar	Buy	10/19/16	2,714,957	2,582,571	132,386

	British Pound	Buy	12/21/16	3,297,670	3,346,551	(48,881)

	Canadian Dollar	Sell	10/19/16	427,281	473,761	46,480

	Hong Kong Dollar	Sell	11/16/16	2,457,377	2,457,797	420

	Japanese Yen	Sell	11/16/16	2,305,866	2,289,330	(16,536)

	New Zealand Dollar	Sell	10/19/16	1,042,503	1,004,319	(38,184)

	Norwegian Krone	Sell	12/21/16	782,621	747,840	(34,781)

	Swedish Krona	Sell	12/21/16	371,217	354,291	(16,926)

	Swiss Franc	Sell	12/21/16	1,423,013	1,404,625	(18,388)

Deutsche Bank AG

	Australian Dollar	Buy	10/4/16	2,299,876	2,284,837	15,039

	Australian Dollar	Sell	10/4/16	2,299,876	2,262,650	(37,226)

	Japanese Yen	Buy	10/4/16	2,249,638	2,282,494	(32,856)

	Japanese Yen	Sell	10/4/16	2,249,638	2,262,173	12,535

Goldman Sachs International

	Australian Dollar	Buy	10/19/16	6,861,608	6,748,342	113,266

	Australian Dollar	Sell	10/19/16	6,861,608	6,744,498	(117,110)

	British Pound	Sell	12/21/16	1,769,636	1,809,911	40,275

	Canadian Dollar	Buy	10/19/16	4,299,338	4,319,574	(20,236)

	Canadian Dollar	Sell	10/19/16	4,299,338	4,316,734	17,396

	Euro	Buy	12/21/16	4,546,163	4,520,474	25,689

	Indian Rupee	Buy	11/16/16	2,245,731	2,244,777	954

	Indonesian Rupiah	Buy	11/16/16	2,216,020	2,196,101	19,919

	Japanese Yen	Buy	11/16/16	945,330	949,007	(3,677)

	Mexican Peso	Buy	10/19/16	2,163,675	2,275,836	(112,161)

	Mexican Peso	Sell	10/19/16	2,163,675	2,225,397	61,722

	New Zealand Dollar	Buy	10/19/16	6,812,873	6,674,050	138,823

	New Zealand Dollar	Sell	10/19/16	6,812,873	6,704,795	(108,078)

	Russian Ruble	Buy	12/21/16	2,192,970	2,101,255	91,715

Dynamic Asset Allocation Balanced Fund 79

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $268,909,415) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	South African Rand	Buy	10/19/16	$2,376,242	$2,164,340	$211,902

	South African Rand	Sell	10/19/16	2,376,242	2,242,739	(133,503)

	Swedish Krona	Sell	12/21/16	7,221,651	7,216,655	(4,996)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/19/16	2,299,266	2,232,840	66,426

	Australian Dollar	Sell	10/19/16	2,299,266	2,238,039	(61,227)

	Canadian Dollar	Buy	10/19/16	2,846,125	2,862,517	(16,392)

	Canadian Dollar	Sell	10/19/16	2,846,125	2,885,005	38,880

	Hong Kong Dollar	Sell	11/16/16	1,993,922	1,994,256	334

	New Zealand Dollar	Buy	10/19/16	2,209,734	2,179,525	30,209

	New Zealand Dollar	Sell	10/19/16	2,209,734	2,186,006	(23,728)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	10/19/16	4,098,143	4,007,345	90,798

	British Pound	Sell	12/21/16	3,819,174	3,907,505	88,331

	Canadian Dollar	Buy	10/19/16	1,306,237	1,310,231	(3,994)

	Euro	Sell	12/21/16	3,261,480	3,219,666	(41,814)

	Hong Kong Dollar	Sell	11/16/16	2,016,145	2,016,562	417

	Indian Rupee	Buy	11/16/16	2,264,169	2,245,024	19,145

	Indonesian Rupiah	Buy	11/16/16	2,165,747	2,115,477	50,270

	Indonesian Rupiah	Sell	11/16/16	2,257,636	2,284,334	26,698

	Japanese Yen	Sell	11/16/16	2,297,177	2,281,196	(15,981)

	New Zealand Dollar	Buy	10/19/16	5,956,807	5,850,144	106,663

	Norwegian Krone	Buy	12/21/16	979,384	913,405	65,979

	Russian Ruble	Buy	12/21/16	2,161,173	2,069,641	91,532

	Singapore Dollar	Buy	11/16/16	1,784,722	1,788,210	(3,488)

	Swedish Krona	Sell	12/21/16	7,217,169	7,210,817	(6,352)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/19/16	861,297	838,529	22,768

	British Pound	Sell	12/21/16	939,929	961,667	21,738

	Canadian Dollar	Buy	10/19/16	579,287	510,022	69,265

	Euro	Buy	12/21/16	2,294,728	2,282,306	12,422

	Japanese Yen	Buy	11/16/16	157,600	148,337	9,263

	New Zealand Dollar	Buy	10/19/16	3,147,521	3,151,567	(4,046)

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/19/16	3,296,067	3,224,433	71,634

	Canadian Dollar	Buy	10/19/16	2,239,701	2,269,795	(30,094)

	Canadian Dollar	Sell	10/19/16	2,294,205	2,277,887	(16,318)

	Japanese Yen	Sell	11/16/16	2,172,792	2,158,023	(14,769)

	Swedish Krona	Buy	12/21/16	112,653	112,607	46

UBS AG

	Australian Dollar	Buy	10/19/16	1,656,794	1,561,044	95,750

	British Pound	Sell	12/21/16	2,741,501	2,808,561	67,060

	Canadian Dollar	Buy	10/19/16	2,242,215	2,283,175	(40,960)

	Canadian Dollar	Sell	10/19/16	2,242,215	2,267,782	25,567

80 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $268,909,415) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Euro	Buy	12/21/16	$1,589,308	$1,584,601	$4,707

	Japanese Yen	Sell	11/16/16	52,168	52,126	(42)

	New Zealand Dollar	Buy	10/19/16	2,273,699	2,227,500	46,199

	New Zealand Dollar	Sell	10/19/16	2,273,699	2,267,809	(5,890)

WestPac Banking Corp.

	Australian Dollar	Buy	10/19/16	3,394,920	3,317,165	77,755

	Canadian Dollar	Buy	10/19/16	1,834,449	1,859,531	(25,082)

	Canadian Dollar	Sell	10/19/16	1,834,449	1,837,328	2,879

Total						$1,672,690

FUTURES CONTRACTS OUTSTANDING at 9/30/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	856	$106,854,480	Dec-16	$3,263,072

Russell 2000 Index Mini (Short)	67	8,363,610	Dec-16	(255,471)

S&P 500 Index E-Mini (Long)	758	81,879,160	Dec-16	1,535,732

S&P Mid Cap 400 Index E-Mini (Long)	149	23,089,040	Dec-16	363,022

U.S. Treasury Bond 30 yr (Long)	114	19,169,813	Dec-16	(210,414)

U.S. Treasury Bond Ultra 30 yr (Long)	205	37,694,375	Dec-16	(665,236)

U.S. Treasury Note 2 yr (Long)	549	119,939,344	Dec-16	101,470

U.S. Treasury Note 2 yr (Short)	151	32,988,781	Dec-16	(42,769)

U.S. Treasury Note 5 yr (Long)	888	107,905,875	Dec-16	334,374

U.S. Treasury Note 5 yr (Short)	11	1,336,672	Dec-16	(4,491)

U.S. Treasury Note 10 yr (Long)	241	31,601,125	Dec-16	63,591

U.S. Treasury Note 10 yr (Short)	815	106,866,875	Dec-16	(230,841)

U.S. Treasury Note Ultra 10 yr (Short)	17	2,450,656	Dec-16	(18,721)

Total				$4,233,318

TBA SALE COMMITMENTS OUTSTANDING at 9/30/16 (proceeds receivable $150,402,969)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6.00%, 10/1/46	$24,000,000	10/31/16	$27,525,000

Federal National Mortgage Association, 4.00%, 10/1/46	64,000,000	10/31/16	68,729,997

Federal National Mortgage Association, 3.50%, 10/1/46	1,000,000	10/31/16	1,055,313

Federal National Mortgage Association, 3.00%, 10/1/46	49,000,000	10/31/16	50,937,029

Federal National Mortgage Association, 2.50%, 10/1/46	1,000,000	10/31/16	1,009,375

Government National Mortgage Association, 4.00%, 10/1/46	1,000,000	10/20/16	1,071,640

Total			$150,328,354

Dynamic Asset Allocation Balanced Fund 81

When-issued securities sold at 9/30/16

COMMON STOCKS (—%)*	Shares	Value

Consumer cyclicals (—%)

LSC Communications, Inc.	8,320	$311,168

		311,168

Technology (—%)

Donnelley Financial Solutions, Inc.	8,320	241,280

		241,280

Total when-issued securities sold (proceeds receivable $492,284)		$552,448

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$53,763,100 E	$96,043	12/21/21	3 month USD-	1.25%	$200,129
			LIBOR-BBA

43,268,000 E	(58,366)	12/21/21	1.25%	3 month USD-	(142,133)
				LIBOR-BBA

76,647,300 E	(106,918)	12/21/18	1.015%	3 month USD-	(58,937)
				LIBOR-BBA

50,521,500 E	71,681	12/21/18	3 month USD-	1.015%	40,055
			LIBOR-BBA

29,368,800 E	(77,641)	12/21/26	3 month USD-	1.60%	235,078
			LIBOR-BBA

29,891,000 E	85,061	12/21/26	1.60%	3 month USD-	(233,218)
				LIBOR-BBA

11,046,300 E	(11,211)	12/21/46	3 month USD-	1.90%	244,267
			LIBOR-BBA

4,114,300 E	44,873	12/21/46	1.90%	3 month USD-	(50,281)
				LIBOR-BBA

5,711,000	(76)	9/23/26	1.542%	3 month USD-	(43,815)
				LIBOR-BBA

400,000	(5)	9/26/26	1.486%	3 month USD-	(896)
				LIBOR-BBA

Total	$43,441				$190,249

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

$57,414	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(411)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,255,984	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,185)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

158,047	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,156)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

82 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

	$4,646	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$5
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	176,724	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(20)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	43,212	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(15)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	174,274	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	829
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	99,862	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(756)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	330,852	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(600)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	492,979	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,227
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,181,332	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,124
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	415,656	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(123)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.

	177,899	—	1/12/41	5.00% (1 month	Synthetic MBX Index	471
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	308,151	—	1/12/41	5.00% (1 month	Synthetic MBX Index	815
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	688	—	12/16/16	(3 month USD-	A basket (CGPUTQL2)	1,181,379
				LIBOR-BBA plus	of common stocks
				0.37%)

units	14,951	—	11/23/16	3 month USD-	Russell 1000 Total	658,834
				LIBOR-BBA minus	Return Index
				0.05%

Credit Suisse International

	$1,721,726	—	1/12/41	4.50% (1 month	Synthetic MBX Index	4,908
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	605,848	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,431)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	277,895	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(2,494)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Dynamic Asset Allocation Balanced Fund 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International

$91,124	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$12
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

14,580	—	1/12/38	6.50% (1 month	Synthetic TRS Index	15
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

142,621	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,021)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

142,621	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,021)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,562,526	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(11,427)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

661,406	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(4,009)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

23,279	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

27,925	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

45,735	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(334)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

515,245	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(152)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Total	$—				$1,814,449

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$1,504	$22,000	5/11/63	300 bp	$(461)

CMBX NA BBB– Index	BBB–/P	2,953	49,000	5/11/63	300 bp	(1,423)

CMBX NA BBB– Index	BBB–/P	6,050	98,000	5/11/63	300 bp	(2,701)

Barclays Bank PLC

CMBX NA BBB– Index	BBB–/P	8,647	78,000	5/11/63	300 bp	1,682

Credit Suisse International

CMBX NA BB Index	—	(22,174)	158,000	1/17/47	(500 bp)	4,444

CMBX NA A Index	A/P	20,575	559,000	1/17/47	200 bp	(7,748)

CMBX NA BB Index	—	(23,899)	1,354,000	5/11/63	(500 bp)	213,277

CMBX NA BBB– Index	BBB–/P	41,411	846,000	5/11/63	300 bp	(34,137)

84 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.

CMBX NA BBB– Index	BBB–/P	$53,080	$1,082,000	5/11/63	300 bp	$(43,542)

CMBX NA BBB– Index	BBB–/P	351,539	4,756,000	1/17/47	300 bp	(43,209)

Goldman Sachs International

CMBX NA BB Index	—	(63,835)	624,000	5/11/63	(500 bp)	45,469

CMBX NA BB Index	—	(6,356)	42,000	1/17/47	(500 bp)	720

CMBX NA BBB– Index	BBB–/P	4,225	81,000	5/11/63	300 bp	(3,008)

CMBX NA BBB– Index	BBB–/P	36,766	392,000	5/11/63	300 bp	1,760

CMBX NA BBB– Index	BBB–/P	13,522	194,000	1/17/47	300 bp	(2,580)

CMBX NA BBB– Index	BBB–/P	32,200	378,000	1/17/47	300 bp	763

CMBX NA BBB– Index	BBB–/P	56,822	654,000	1/17/47	300 bp	2,431

CMBX NA BBB– Index	BBB–/P	69,387	881,000	1/17/47	300 bp	(3,736)

JPMorgan Securities LLC

CMBX NA A Index	A/P	16,576	378,000	1/17/47	200 bp	(2,576)

CMBX NA BBB– Index	BBB–/P	242,277	2,871,000	5/11/63	300 bp	(14,104)

CMBX NA BBB– Index	BBB–/P	949	18,000	1/17/47	300 bp	(545)

CMBX NA BBB– Index	BBB–/P	3,320	60,000	1/17/47	300 bp	(1,660)

CMBX NA BBB– Index	BBB–/P	3,189	122,000	1/17/47	300 bp	(6,937)

CMBX NA BBB– Index	BBB–/P	14,171	144,000	1/17/47	300 bp	2,219

CMBX NA BBB– Index	BBB–/P	48,391	366,000	1/17/47	300 bp	18,013

CMBX NA BBB– Index	BBB–/P	57,783	478,000	1/17/47	300 bp	18,108

Total		$969,073				$140,519

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index	B+/P	$(1,165,081)	$33,633,000	12/20/21	500 bp	$326,128

NA IG Series 27 Index	BBB+/P	(1,373,560)	130,400,000	12/20/21	100 bp	256,222

Total		$(2,538,641)				$582,350

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Balanced Fund 85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$29,263,440	$4,616,090	$—

Capital goods	72,498,634	2,047,827	—

Communication services	36,480,674	6,912,664	1,332

Conglomerates	3,504,148	450,073	—

Consumer cyclicals	170,222,136	13,057,439	—

Consumer staples	99,053,068	7,514,515	114,459

Energy	69,259,674	1,434,209	56,271

Financials	195,898,560	22,756,537	—

Health care	148,774,171	4,683,933	—

Technology	200,686,810	6,649,714	—

Transportation	21,826,509	5,097,828	—

Utilities and power	41,516,010	3,880,547	—

Total common stocks	1,088,983,834	79,101,376	172,062

Asset-backed securities	—	2,711,000	—

Convertible bonds and notes	—	294,963	—

Convertible preferred stocks	—	231,223	—

Corporate bonds and notes	—	342,243,837	606,025

Foreign government and agency bonds and notes	—	12,148,098	—

Mortgage-backed securities	—	65,454,951	520,074

Preferred stocks	135,689	—	—

Senior loans	—	2,868,266	—

U.S. government agency obligations	—	120,991	—

U.S. government and agency mortgage obligations	—	417,793,728	—

U.S. treasury obligations	—	122,977	—

Warrants	4,026	235,571	1,316

Short-term investments	273,781,319	454,218,597	—

Totals by level	$1,362,904,868	$1,377,545,578	$1,299,477

86 Dynamic Asset Allocation Balanced Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,672,690	$—

Futures contracts	4,233,318	—	—

TBA sale commitments	—	(150,328,354)	—

When-issued securities sold	(552,448)	—	—

Interest rate swap contracts	—	146,808	—

Total return swap contracts	—	1,814,449	—

Credit default contracts	—	2,292,437	—

Totals by level	$3,680,870	$(144,401,970)	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/			transfers		transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	9/30/15	premiums	gain/(loss)	tion)#	purchases	from sales	Level 3†	Level 3†	9/30/16

Common stocks*:

Communication
services	$—	$—	$—	$(40,023)	$41,355	$—	$—	$—	$1,332

Consumer staples	123,614	—	—	(9,155)	—	—	—	—	114,459

Energy	998	—	—	39,588	56,403	(40,718)	—	—	56,271

Financials	165,707	—	—	(19,747)	—	(145,960)	—	—	—

Total common
stocks	$290,319	$—	$—	$(29,337)	$97,758	$(186,678)	$—	$—	$172,062

Asset-backed
securities	$31,896,000	—	—	—	—	(31,896,000)	—	—	$—

Corporate bonds
and notes	$627,006	(42,212)	—	21,211	20	—	—	—	$606,025

Mortgage-backed
securities	$3,366,468	(222,330)	(15,563)	(298,644)	547,099	(1,179,134)	—	(1,677,822)	$520,074

Warrants	$—	—	—	(924)	2,240	—	—	—	$1,316

Totals	$36,179,793	$(264,542)	$(15,563)	$(307,694)	$647,117	$(33,261,812)	$—	$(1,677,822)	$1,299,477

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes ($26,081) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations. Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 87

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value, including $32,435,807 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,321,751,673)	$2,437,759,172
Affiliated issuers (identified cost $303,990,751) (Notes 1 and 5)	303,990,751

Cash	26,866

Foreign currency (cost $66,273) (Note 1)	60,405

Dividends, interest and other receivables	8,053,084

Receivable for shares of the fund sold	14,326,589

Receivable for investments sold	6,139,794

Receivable for sales of delayed delivery securities (Note 1)	91,923,204

Receivable for variation margin (Note 1)	2,690,717

Unrealized appreciation on forward currency contracts (Note 1)	3,106,486

Unrealized appreciation on OTC swap contracts (Note 1)	2,160,505

Premium paid on OTC swap contracts (Note 1)	116,264

Prepaid assets	40,715

Total assets	2,870,394,552

LIABILITIES

Payable for investments purchased	3,667,003

Payable for purchases of delayed delivery securities (Note 1)	355,365,942

Payable for shares of the fund repurchased	18,317,449

Payable for compensation of Manager (Note 2)	984,454

Payable for custodian fees (Note 2)	120,495

Payable for investor servicing fees (Note 2)	575,347

Payable for Trustee compensation and expenses (Note 2)	439,501

Payable for administrative services (Note 2)	8,500

Payable for distribution fees (Note 2)	1,161,232

Payable for variation margin (Note 1)	1,348,678

Unrealized depreciation on OTC swap contracts (Note 1)	205,537

Premium received on OTC swap contracts (Note 1)	1,085,337

Unrealized depreciation on forward currency contracts (Note 1)	1,433,796

TBA sale commitments, at value (proceeds receivable $150,402,969) (Note 1)	150,328,354

When-issued securities sold, at value (proceeds receivable $492,284) (Note 1)	552,448

Collateral on securities loaned, at value (Note 1)	32,789,432

Collateral on certain derivative contracts, at value (Note 1)	2,823,968

Other accrued expenses	374,200

Total liabilities	571,581,673

Net assets	$2,298,812,879

(Continued on next page)

88 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,154,457,758

Undistributed net investment income (Note 1)	14,287,127

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	5,423,699

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	124,644,295

Total — Representing net assets applicable to capital shares outstanding	$2,298,812,879

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,330,619,212 divided by 94,922,914 shares)	$14.02

Offering price per class A share (100/94.25 of $14.02)*	$14.88

Net asset value and offering price per class B share ($71,394,745 divided by 5,113,932 shares)**	$13.96

Net asset value and offering price per class C share ($283,090,109 divided by 20,716,755 shares)**	$13.66

Net asset value and redemption price per class M share ($27,883,401 divided by 1,993,264 shares)	$13.99

Offering price per class M share (100/96.50 of $13.99)*	$14.50

Net asset value, offering price and redemption price per class P share
($152,938,756 divided by 10,883,574 shares)	$14.05

Net asset value, offering price and redemption price per class R share
($24,576,589 divided by 1,766,324 shares)	$13.91

Net asset value, offering price and redemption price per class R5 share
($2,523,288 divided by 179,665 shares)	$14.04

Net asset value, offering price and redemption price per class R6 share
($147,161,378 divided by 10,476,746 shares)	$14.05

Net asset value, offering price and redemption price per class Y share
($258,625,401 divided by 18,411,854 shares)	$14.05

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 89

Statement of operations Year ended 9/30/16

INVESTMENT INCOME

Dividends (net of foreign taxes paid and refunded of $460,233)	$28,172,235

Interest (including interest income of $1,445,405 from investments in affiliated issuers) (Note 5)	21,775,471

Securities lending (net of expenses) (Notes 1 and 5)	314,707

Total investment income	50,262,413

EXPENSES

Compensation of Manager (Note 2)	11,056,608

Investor servicing fees (Note 2)	3,476,952

Custodian fees (Note 2)	242,536

Trustee compensation and expenses (Note 2)	153,521

Distribution fees (Note 2)	6,737,484

Administrative services (Note 2)	60,586

Other	843,187

Fees waived and reimbursed by Manager (Note 2)	(19,388)

Total expenses	22,551,486

Expense reduction (Note 2)	(30,308)

Net expenses	22,521,178

Net investment income	27,741,235

Net realized gain on investments (net of foreign tax of $16,789) (Notes 1 and 3)	509,163

Net increase from payments by affiliates (Note 2)	1,277

Net realized loss on swap contracts (Note 1)	(2,279,189)

Net realized gain on futures contracts (Note 1)	17,419,723

Net realized loss on foreign currency transactions (Note 1)	(1,832,835)

Net realized gain on written options (Notes 1 and 3)	39,424

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,736,134

Net unrealized appreciation of investments, futures contracts, swap contracts, when-issued
securities and TBA sale commitments during the year	116,845,007

Net gain on investments	132,438,704

Net increase in net assets resulting from operations	$160,179,939

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/16	Year ended 9/30/15

Operations

Net investment income	$27,741,235	$18,979,318

Net realized gain on investments and foreign currency transactions	13,857,563	115,169,439

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	118,581,141	(139,728,116)

Net increase (decrease) in net assets resulting from operations	160,179,939	(5,579,359)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(20,441,767)	(17,455,290)

Class B	(605,504)	(519,748)

Class C	(2,365,289)	(1,437,154)

Class M	(297,812)	(284,336)

Class P	(595,119)	—

Class R	(265,406)	(179,517)

Class R5	(35,027)	(2,567)

Class R6	(2,238,702)	(719,018)

Class Y	(5,772,575)	(3,424,008)

Net realized short-term gain on investments

Class A	(11,069,914)	—

Class B	(640,309)	—

Class C	(2,081,662)	—

Class M	(242,629)	—

Class R	(130,213)	—

Class R5	(2,349)	—

Class R6	(706,466)	—

Class Y	(2,646,983)	—

From net realized long-term gain on investments
Class A	(54,460,505)	(53,998,307)

Class B	(3,150,115)	(3,687,470)

Class C	(10,241,125)	(7,200,284)

Class M	(1,193,657)	(1,376,835)

Class R	(640,609)	(730,289)

Class R5	(11,557)	(3,857)

Class R6	(3,475,588)	(1,301,731)

Class Y	(13,022,328)	(6,926,740)

Increase from capital share transactions (Note 4)	425,922,883	426,883,838

Total increase in net assets	449,769,612	322,057,328

NET ASSETS

Beginning of year	1,849,043,267	1,526,985,939

End of year (including undistributed net investment income
of $14,287,127 and $18,678,986, respectively)	$2,298,812,879	$1,849,043,267

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 91

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS:				LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

	Net asset		Net realized		From	From						Ratio of net
	value,	Net	and unrealized	Total from	net	net realized				Net assets,	Ratio of expenses	investment income
	beginning	investment	gain (loss)	investment	investment	gain on	Total	Net asset value,	Total return at net	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	end of period	asset value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A

September 30, 2016	$13.90	.19	.89	1.08	(.22)	(.74)	(.96)	$14.02	8.06	$1,330,619	1.01[d]	1.38[d]	374[e]

September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343[e]

September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	14.69	12.94	1,114,099.99		1.55	351[e]

September 30, 2013	11.89	.21	1.28	1.49	(.19)	—	(.19)	13.19	12.62	969,273	1.02	1.71	190[f]

September 30, 2012	9.99	.20	1.89	2.09	(.19)	—	(.19)	11.89	21.06	899,121	1.06	1.76	182[f]

Class B

September 30, 2016	$13.85	.08	.89	.97	(.12)	(.74)	(.86)	$13.96	7.20	$71,395	1.76[d]	.62[d]	374[e]

September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343[e]

September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	14.63	11.97	78,865	1.74	.80	351[e]

September 30, 2013	11.84	.12	1.29	1.41	(.10)	—	(.10)	13.15	11.90	81,247	1.77	.96	190[f]

September 30, 2012	9.95	.11	1.89	2.00	(.11)	—	(.11)	11.84	20.13	85,833	1.81	1.02	182[f]

Class C

September 30, 2016	$13.58	.08	.86	.94	(.12)	(.74)	(.86)	$13.66	7.19	$283,090	1.76[d]	.63[d]	374[e]

September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343[e]

September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	14.38	12.09	142,816	1.74	.80	351[e]

September 30, 2013	11.65	.12	1.25	1.37	(.10)	—	(.10)	12.92	11.81	114,907	1.77	.96	190[f]

September 30, 2012	9.80	.11	1.85	1.96	(.11)	—	(.11)	11.65	20.07	98,192	1.81	1.01	182[f]

Class M

September 30, 2016	$13.87	.12	.89	1.01	(.15)	(.74)	(.89)	$13.99	7.52	$27,883	1.51[d]	.87[d]	374[e]

September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	13.87	.15	29,153	1.48	.68	343[e]

September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	14.66	12.33	28,808	1.49	1.05	351[e]

September 30, 2013	11.87	.15	1.28	1.43	(.13)	—	(.13)	13.17	12.10	26,680	1.52	1.20	190[f]

September 30, 2012	9.98	.14	1.89	2.03	(.14)	—	(.14)	11.87	20.40	21,876	1.56	1.27	182[f]

Class P

September 30, 2016†	$14.07	.02	.02	.04	(.06)	—	(.06)	$14.05	.25*	$152,939	.05*	.14*	374[e]

Class R

September 30, 2016	$13.81	.15	.88	1.03	(.19)	(.74)	(.93)	$13.91	7.75	$24,577	1.26[d]	1.13[d]	374[e]

September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343[e]

September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	14.59	12.59	14,744	1.24	1.30	351[e]

September 30, 2013	11.81	.18	1.28	1.46	(.16)	—	(.16)	13.11	12.42	12,512	1.27	1.46	190[f]

September 30, 2012	9.93	.17	1.88	2.05	(.17)	—	(.17)	11.81	20.70	11,821	1.31	1.52	182[f]

Class R5

September 30, 2016	$13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	$14.04	8.28	$2,523	.74[d]	1.72[d]	374[e]

September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343[e]

September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	14.71	13.12	36.74		1.95	351[e]

September 30, 2013	11.90	.25	1.29	1.54	(.23)	—	(.23)	13.21	12.99	12.75		1.98	190[f]

September 30, 2012‡	11.34	.06	.55	.61	(.05)	—	(.05)	11.90	5.41*	11	.19*	.47*	182[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 93

Financial highlights (Continued)

	INVESTMENT OPERATIONS:				LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

	Net asset		Net realized		From	From						Ratio of net
	value,	Net	and unrealized	Total from	net	net realized				Net assets,	Ratio of expenses	investment income
	beginning	investment	gain (loss)	investment	investment	gain on	Total	Net asset value,	Total return at net	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	end of period	asset value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class R6

September 30, 2016	$13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	$14.05	8.44	$147,161	.64[d]	1.75[d]	374[e]

September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343[e]

September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	14.71	13.30	16,200.64		1.91	351[e]

September 30, 2013	11.90	.25	1.30	1.55	(.24)	—	(.24)	13.21	13.11	10,947.65		1.94	190[f]

September 30, 2012‡	11.34	.06	.56	.62	(.06)	—	(.06)	11.90	5.44*	11	.16*	.49*	182[f]

Class Y

September 30, 2016	$13.92	.22	.90	1.12	(.25)	(.74)	(.99)	$14.05	8.37	$258,625	.76[d]	1.63[d]	374[e]

September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343[e]

September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	14.71	13.20	131,417.74		1.79	351[e]

September 30, 2013	11.90	.25	1.28	1.53	(.22)	—	(.22)	13.21	12.96	115,550.77		1.98	190[f]

September 30, 2012	10.00	.23	1.89	2.12	(.22)	—	(.22)	11.90	21.34	193,491.81		2.01	182[f]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

‡ For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	404%

September 30, 2012	461

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 95

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through September 30, 2016.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund began offering class P shares on August 31, 2016. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P, class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

96 Dynamic Asset Allocation Balanced Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be

Dynamic Asset Allocation Balanced Fund 97

valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a when-issued, forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

98 Dynamic Asset Allocation Balanced Fund

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate

Dynamic Asset Allocation Balanced Fund 99

swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund

100 Dynamic Asset Allocation Balanced Fund

is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $506,116 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Dynamic Asset Allocation Balanced Fund 101

At the close of the reporting period, the fund had a net liability position of $744,520 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $819,918 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $32,789,432 and the value of securities loaned amounted to $32,435,807.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from income on swap contracts, from interest-only securities, and from a

102 Dynamic Asset Allocation Balanced Fund

redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $484,107 to increase undistributed net investment income, $237 to decrease paid-in capital and $483,870 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$149,639,845

Unrealized depreciation	(44,074,872)

Net unrealized appreciation	105,564,973

Undistributed ordinary income	18,599,081

Undistributed long-term gain	20,220,583

Cost for federal income tax purposes	$2,635,956,341

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.524% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $19,388.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Dynamic Asset Allocation Balanced Fund 103

Putnam Management has agreed to reimburse the fund $1,277 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,198,689	Class R	30,754

Class B	123,228	Class R5	2,664

Class C	434,075	Class R6	53,499

Class M	47,822	Class Y	585,016

Class P	1,205	Total	$3,476,952

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,340 under the expense offset arrangements and by $24,968 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,627, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

104 Dynamic Asset Allocation Balanced Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,198,275	Class M	208,805

Class B	717,200	Class R	89,497

Class C	2,523,707	Total	$6,737,484

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $456,741 and $8,208 from the sale of class A and class M shares, respectively, and received $34,891 and $13,613 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,501 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$6,871,938,831	$6,679,441,814

U.S. government securities (Long-term)	—	—

When-issued securities sold	—	492,284

Total	$6,871,938,831	$6,679,934,098

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

		Written option	Written option
		contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	GBP	—	$—

Options opened	GBP	439	39,424

Options exercised	GBP	—	—

Options expired	GBP	(439)	(39,424)

Options closed	GBP	—	—

Written options outstanding at the end
of the reporting period	GBP	—	$—

Dynamic Asset Allocation Balanced Fund 105

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15
Class A	Shares	Amount	Shares	Amount

Shares sold	19,241,477	$264,499,350	17,036,527	$250,985,561

Shares issued in connection with
reinvestment of distributions	6,104,752	82,669,475	4,748,465	68,726,858

	25,346,229	347,168,825	21,784,992	319,712,419

Shares repurchased	(17,151,354)	(234,060,159)	(10,915,230)	(160,646,563)

Net increase	8,194,875	$113,108,666	10,869,762	$159,065,856

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15
Class B	Shares	Amount	Shares	Amount

Shares sold	917,767	$12,496,216	1,081,553	$15,884,374

Shares issued in connection with
reinvestment of distributions	307,554	4,149,047	278,346	4,007,152

	1,225,321	16,645,263	1,359,899	19,891,526

Shares repurchased	(1,336,775)	(18,156,624)	(1,524,378)	(22,429,139)

Net decrease	(111,454)	$(1,511,361)	(164,479)	$(2,537,613)

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15
Class C	Shares	Amount	Shares	Amount

Shares sold	7,819,945	$104,462,264	6,794,375	$97,695,199

Shares issued in connection with
reinvestment of distributions	1,028,849	13,591,402	568,934	8,040,645

	8,848,794	118,053,666	7,363,309	105,735,844

Shares repurchased	(3,498,195)	(46,650,319)	(1,930,422)	(27,724,283)

Net increase	5,350,599	$71,403,347	5,432,887	$78,011,561

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15
Class M	Shares	Amount	Shares	Amount

Shares sold	258,877	$3,519,750	338,042	$4,982,080

Shares issued in connection with
reinvestment of distributions	127,186	1,718,394	113,470	1,637,235

	386,063	5,238,144	451,512	6,619,315

Shares repurchased	(494,595)	(6,868,610)	(315,081)	(4,664,838)

Net increase (decrease)	(108,532)	$(1,630,466)	136,431	$1,954,477

			FOR THE PERIOD 8/31/16
		(COMMENCEMENT OF OPERATIONS) TO 9/30/16
Class P			Shares	Amount

Shares sold			12,090,526	$170,075,104

Shares issued in connection with reinvestment of distributions			43,000	595,119

			12,133,526	170,670,223

Shares repurchased			(1,249,952)	(17,551,327)

Net increase			10,883,574	$153,118,896

106 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15
Class R	Shares	Amount	Shares	Amount

Shares sold	1,245,657	$16,987,402	876,955	$12,847,686

Shares issued in connection with
reinvestment of distributions	62,916	846,610	56,778	816,201

	1,308,573	17,834,012	933,733	13,663,887

Shares repurchased	(413,305)	(5,585,391)	(1,073,444)	(15,427,592)

Net increase (decrease)	895,268	$12,248,621	(139,711)	$(1,763,705)

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	175,685	$2,278,114	17,009	$248,167

Shares issued in connection with
reinvestment of distributions	3,606	48,933	442	6,424

	179,291	2,327,047	17,451	254,591

Shares repurchased	(17,974)	(243,581)	(1,561)	(22,140)

Net increase	161,317	$2,083,466	15,890	$232,451

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	7,592,802	$104,275,830	3,780,782	$55,220,290

Shares issued in connection with
reinvestment of distributions	473,180	6,420,756	139,189	2,020,749

	8,065,982	110,696,586	3,919,971	57,241,039

Shares repurchased	(1,932,798)	(26,576,871)	(677,546)	(9,930,700)

Net increase	6,133,184	$84,119,715	3,242,425	$47,310,339

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15*
Class Y	Shares	Amount	Shares	Amount

Shares sold	19,124,199	$261,924,130	13,715,123	$202,052,147

Shares issued in connection with
reinvestment of distributions	1,451,097	19,671,854	673,943	9,776,122

	20,575,296	281,595,984	14,389,066	211,828,269

Shares repurchased	(20,883,236)	(288,613,985)	(4,604,221)	(67,217,797)

Net increase (decrease)	(307,940)	$(7,018,001)	9,784,845	$144,610,472

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	714	0.01%	$10,032

Class R5	1,049	0.58	14,728

* The funds’ September 30, 2015 Shares sold and Shares repurchased have been revised as a result of an immaterial error related to an overstatement of the funds’ subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	18,722,951	$275,964,571

Shares repurchased	(9,611,689)	(141,130,221)

Dynamic Asset Allocation Balanced Fund 107

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$19,979,586	$248,852,697	$236,042,851	$156,649	$32,789,432

Putnam Money Market
Liquidity Fund**	139,211,020	182,920,354	322,131,374	326,043	—

Putnam Short Term
Investment Fund**	277,946,939	304,648,843	311,394,463	1,119,362	271,201,319

Totals	$437,137,545	$736,421,894	$869,568,688	$1,602,054	$303,990,751

* No management fees are charged to Putnam Cash Collateral Pool, LLC. (See Note 1)

**Management fees charged to Putnam Money Market Liquidity Fund and Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$100

Purchased currency options (contract amount)	$5,900,000

Written equity option contracts (contract amount) (Note 3)	$100

Futures contracts (number of contracts)	4,000

Forward currency contracts (contract amount)	$396,800,000

Centrally cleared interest rate swap contracts (notional)	$287,100,000

OTC total return swap contracts (notional)	$209,700,000

OTC credit default contracts (notional)	$13,000,000

Centrally cleared credit default contracts (notional)	$153,300,000

Warrants (number of warrants)	69,000

108 Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$3,501,165*	Payables	$1,208,728

Foreign exchange
contracts	Receivables	3,106,486	Payables	1,433,796

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	7,242,952*	Unrealized depreciation	255,471*

Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,231,105*	Unrealized depreciation	1,783,098*

Total		$15,081,708		$4,681,093

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$1,361,360	$1,361,360

Foreign exchange
contracts	—	(163,346)	—	(1,771,463)	—	$(1,934,809)

Equity contracts	5,085	(18,669)	10,718,767	—	(3,556,130)	$7,149,053

Interest rate
contracts	—	—	6,700,956	—	(84,419)	$6,616,537

Total	$5,085	$(182,015)	$17,419,723	$(1,771,463)	$(2,279,189)	$13,192,141

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$735,493	$735,493

Foreign exchange contracts	—	—	1,735,087	—	$1,735,087

Equity contracts	73,166	5,060,930	—	1,558,707	$6,692,803

Interest rate contracts	—	(1,137,910)	—	397,148	$(740,762)

Total	$73,166	$3,923,020	$1,735,087	$2,691,348	$8,422,621

Dynamic Asset Allocation Balanced Fund 109

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

				ASSETS							LIABILITIES

	Centrally	OTC		Centrally				Centrally	OTC		Centrally				Total
	cleared	Total	OTC	cleared				cleared	Total	OTC	cleared				Financial	Total
	interest	return	Credit	credit		Forward		interest	return	Credit	credit		Forward		and	collateral
	rate swap	swap	default	default	Future	currency	Total	rate swap	swap	default	default	Future	currency	Total	Derivative	received	Net
	contracts§	contracts*#	contracts*#	contracts§	contracts§	contracts#	Assets	contracts§	contracts*#	contracts*#	contracts§	contracts§	contracts#	Liabilities	Net Assets	(pledged)†##	amount

Bank of America N.A.	$—	$—	$—	$—	$—	$310,183	$310,183	$—	$—	$15,092	$—	$—	$214,141	$229,233	$80,950	$80,950	$—

Barclays Bank PLC	—	5,185	—	—	—	209,117	$214,302	—	12,266	6,965	—	—	60,239	$79,470	$134,832	$122,977	$11,855

Barclays Capital Inc.
(clearing broker)	306,594	—	—	413,703	—	—	$720,297	405,450	—	—	—	—	—	$405,450	$314,847	$—	$314,847

Citibank, N.A.	—	1,841,499	—	—	—	455,930	$2,297,429	—	—	—	—	—	105,700	$105,700	$2,191,729	$2,191,729	$—

Credit Suisse International	—	4,908	263,794	—	—	179,286	$447,988	—	6,925	595,241	—	—	173,696	$775,862	$(327,874)	$(279,972)	$(47,902)

Deutsche Bank AG	—	—	—	—	—	27,574	$27,574	—	—	—	—	—	70,082	$70,082	$(42,508)	$(42,508)	$—

Goldman
Sachs International	—	27	116,380	—	—	721,661	$838,068	—	17,979	217,292	—	—	499,761	$735,032	$103,036	$103,036	$—

HSBC Bank USA,
National Association	—	—	—	—	—	135,849	$135,849	—	—	—	—	—	101,347	$101,347	$34,502	$—	$34,502

JPMorgan Chase Bank N.A.	—	—	—	—	—	539,833	$539,833	—	—	—	—	—	71,629	$71,629	$468,204	$330,000	$138,204

JPMorgan Securities LLC	—	—	—	—	—	—	$—	—	—	374,138	—	—	—	$374,138	$(374,138)	$(374,138)	$—

Merrill Lynch, Pierce,
Fenner & Smith, Inc.	—	—	—	—	1,970,420	—	$1,970,420	—	—	—	—	943,228	—	$943,228	$1,027,192	$—	$1,027,192

Royal Bank of Scotland
PLC (The)	—	—	—	—	—	135,456	$135,456	—	—	—	—	—	4,046	$4,046	$131,410	$129,197	$2,213

State Street Bank and
Trust Co.	—	—	—	—	—	71,680	$71,680	—	—	—	—	—	61,181	$61,181	$10,499	$—	$10,499

UBS AG	—	—	—	—	—	239,283	$239,283	—	—	—	—	—	46,892	$46,892	$192,391	$172,833	$19,558

WestPac Banking Corp.	—	—	—	—	—	80,634	$80,634	—	—	—	—	—	25,082	$25,082	$55,552	$—	$55,552

Total	$306,594	1,851,619	380,174	413,703	1,970,420	3,106,486	$8,028,996	405,450	37,170	1,208,728	—	943,228	1,433,796	$4,028,372	$4,000,624

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

110 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 111

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $23,517,439 as a capital gain dividend with respect to the taxable year ended September 30, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 56.27% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 77.52%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $12,348,975 of distributions paid as qualifying to be taxed as interest-related dividends, and $18,591,183 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

112 Dynamic Asset Allocation Balanced Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Dynamic Asset Allocation Balanced Fund 113

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

114 Dynamic Asset Allocation Balanced Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Accounting Officer,
and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments,	Vice President
Putnam Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations, Putnam Investments and
James F. Clark (Born 1974)	Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Balanced Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
The Putnam Advisory Company, LLC	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Susan G. Malloy
Vice President and
Marketing Services	Officers	Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	James P. Pappas
Boston, MA 02109		Vice President
Jonathan S. Horwitz
Custodian	Executive Vice President,	Mark C. Trenchard
State Street Bank	Principal Executive Officer, and	Vice President and
and Trust Company	Compliance Liaison	BSA Compliance Officer

Legal Counsel	Steven D. Krichmar	Nancy E. Florek
Ropes & Gray LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Independent Registered Public		Governance, Assistant Clerk,
Accounting Firm	Robert T. Burns	and Associate Treasurer
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN059 303077 11/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016	$169,202	$ —	$36,983	$ —
September 30, 2015	$158,103	$ —	$32,776	$ —

For the fiscal years ended September 30, 2016 and September 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $596,736 and $712,452 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016	$ —	$559,753	$ —	$ —

September 30, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016